                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

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Check the appropriate box:

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[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                        AMERICAN CENTURY INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)

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PROXY STATEMENT

April 13, 2007
Important Voting Information Inside

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios II, Inc.

[american century investments logo and text logo]

[blank page]

                          American Century Investments
                                4500 Main Street
                          Kansas City, Missouri 64111

                                 April 13, 2007

Dear Shareholder,

I would like to invite you to an upcoming special meeting of shareholders to be held on June 27, 2007 at 10:30 a.m. Shareholders of American Century's fixed income and quantitative equity funds are being asked to vote on the election of
Trustees/Directors to the funds' Boards of Trustees/Directors. In addition, holders of Advisor Class shares of certain funds will be asked to approve a change in the Advisor Class fee structure. More detailed information is contained in the enclosed materials. The Boards of Trustees/Directors of these funds, including all of the Independent Trustees/Directors, unanimously approved and recommend that you vote FOR the proposals.

The proposal to change the Advisor Class fee structure is part of a larger set of initiatives designed to streamline American Century's mutual fund offerings and better align them with investor buying preferences and market opportunities.
If these additional initiatives apply to your fund, they will be presented for your consideration and approval in a separate set of proxy materials.

Your vote is extremely important, no matter how large or small your holdings.
Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card(s) in the enclosed postage-paid envelope. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Automatic Data Processing, Inc. (ADP), reminding you to vote. If you have any questions or need assistance in completing your proxy card(s), please contact ADP at 1-877-256-6083.

Thank you for investing with American Century Investments.

Sincerely,

/s/ Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

                             AMERICAN CENTURY FUNDS

            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                   American Century International Bond Funds
                       American Century Investment Trust
                        American Century Municipal Trust
                American Century Quantitative Equity Funds, Inc.
                    American Century Target Maturities Trust
                 American Century Variable Portfolios II, Inc.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy
Statement.

*    Shareholders of each of the Issuers listed above are being asked to approve the election of eight nominated Trustees/Directors (the "Nominees") to the
     Board of Trustees/Directors of each Issuer.

*    Holders of Advisor Class shares are being asked to approve a change in the
     Advisor Class fee structure of the following funds (each an "Advisor Fund"
     and together the "Advisor Funds"):

     *    Ginnie Mae, Government Bond, Inflation-Adjusted Bond, and Short-Term
          Government, all portfolios of American Century Government Income
          Trust;

     *    International Bond, a portfolio of American Century International Bond
          Funds;

     *    Diversified Bond, High-Yield and Prime Money Market, all portfolios of
          American Century Investment Trust;

     *    Tax-Free Bond, a portfolio of American Century Municipal Trust;

     *    Disciplined Growth, Equity Growth, Global Gold, Income & Growth,
          Small Company and Utilities, all portfolios of American Century
          Quantitative Equity Funds, Inc.; and

     *    Target Maturities Trust: 2010, Target Maturities Trust: 2015, Target
          Maturities Trust: 2020, and Target Maturities Trust: 2025, all
          portfolios of American Century Target Maturities Trust.

QUESTIONS AND ANSWERS

Q.   WHEN WILL THE SPECIAL MEETING BE HELD? WHO CAN VOTE?

A.   The special meeting will be held on Wednesday, June 27, 2007, at 10:30
     a.m. Central Time at American Century's office at 4500 Main Street, Kansas
     City, Missouri. Please note, this will be a business meeting only. No presentations about the funds are planned. If you owned shares of one of the impacted funds at the close of business on April 13, 2007, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.   WHO ARE THE EIGHT NOMINEES?

A.   The eight Nominees include six current members of the Boards of
     Trustees/Directors (the "Boards"), John Freidenrich, Ronald J. Gilson,
     Kathryn A. Hall, Myron S. Scholes, John B. Shoven and Jeanne D. Wohlers; an
     advisory member to the Boards, Peter F. Pervere; and the current President and Chief Executive Officer of American Century Companies, Inc., and an
     advisory member to the Boards, Jonathan S. Thomas.

------

Q.   WHAT IS THE PROPOSED CHANGE TO THE ADVISOR CLASS FEE STRUCTURE?

A.   If approved, the change in the Advisor Class fee structure will result in:

     *  A decrease of 25 basis points (0.25%) in the Rule 12b-1 fee charged by the Advisor Class of the Advisor Funds; and

     *  A simultaneous increase of 25 basis points in the unified management fee for the Advisor Class of the Advisor Funds, resulting in no change to the total expense ratio.

The decrease in the Rule 12b-1 fee and corresponding increase in the unified management fee are designed to move the fee for the provision of certain recordkeeping/administrative services from the Rule 12b-1 fee to the unified management fee. This modification will make the fee structure of the Advisor
Class shares of the Advisor Funds more consistent with the other share classes of the American Century Funds.

Q.   HOW WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE AFFECT MY
     INVESTMENTS IN THE FUNDS?

A.   If approved, neither your investment nor your total expense ratio will change. As stated above, if approved, the proposal will result in the
     Advisor Class having a 25 basis point decrease in the Rule 12b-1 fee and simultaneous 25 basis point increase in its unified management fee, resulting in no change to the Advisor Class's total expense ratio.

Q.   WILL THE CHANGE TO THE ADVISOR CLASS FEE STRUCTURE CAUSE ME TO PAY ANY
     SALES CHARGES?

A.   No. If the Advisor Class fee change is approved, it is anticipated that a front-end sales charge (load) will be added to the Advisor Class shares of International Bond, Diversified Bond, High-Yield, Prime Money
     Market, Disciplined Growth, Equity Growth, Global Gold, and Income &
     Growth. However, it will not apply to Advisor Fund shares held at the time of the change or subsequently purchased in the same accounts.

Q.   HOW DO THE BOARDS OF EACH FUND RECOMMEND THAT I VOTE?

A.   The Boards, including all of the Independent Trustees/Directors, unanimously recommend you vote FOR all of the proposals. For a discussion of the factors the Boards considered in approving these proposals, see the accompanying materials.

Q.   MY HOLDINGS IN THE FUNDS ARE SMALL, WHY SHOULD I VOTE?

A.   Your vote makes a difference. If many shareholders do not vote their proxies, your fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.   WHAT HAPPENS IF ANY ONE OF THE PROPOSALS IS NOT APPROVED BY
     SHAREHOLDERS?

A.   Each proposal is separate, and is not dependent upon the approval of any other proposal. However, if a proposal relating to the change in the
     Advisor Class fee structure does not receive shareholder approval with respect to one or more Advisor Funds, then American Century may elect not to proceed with the change for any of the Advisor Funds.

Q.   WHY ARE MULTIPLE PROXY CARDS ENCLOSED?

A.   You will receive a proxy card for each of the funds in which you are a shareholder. In addition, if you own shares of the same fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.   HOW DO I CAST MY VOTE?

A.   You may vote online, by phone, by mail, by fax or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. To vote by fax, complete and sign the proxy card(s) and fax both sides to the toll-free number listed on a proxy card. You also may vote in person at the special meeting on Wednesday, June 27, 2007. If you need more information or have any questions on how to cast your vote, call our proxy solicitor at 1-877-256-6083.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY AND AVOID THE NEED FOR ADDITIONAL
SOLICITATION EXPENSES.

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            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                       AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                 AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                4500 Main Street
                          Kansas City, Missouri 64111
                         Telephone No.: 1-800-345-2021

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 April 13, 2007

A special meeting (the "Meeting") of the shareholders of the above-listed issuers (each, an "Issuer" and together the "Issuers") will be held at 10:30
a.m. on June 27, 2007 at 4500 Main Street, Kansas City, Missouri 64111 to
consider the following proposals (each a "Proposal"):

(1)  To elect eight Trustees/Directors to the Board of Trustees/Directors of each Issuer; and

(2)  To approve a change to the fee structure of the Advisor Class of the following American Century funds: Ginnie Mae, Government Bond,
     Inflation-Adjusted Bond, and Short-Term Government, all portfolios of
     American Century Government Income Trust; International Bond, a portfolio of American Century International Bond Funds; Diversified Bond, High-Yield,
     and Prime Money Market, all portfolios of American Century Investment
     Trust; Tax-Free Bond, a portfolio of American Century Municipal Trust;
     Disciplined Growth, Equity Growth, Global Gold, Income & Growth, Small
     Company, and Utilities, all portfolios of American Century Quantitative
     Equity Funds, Inc.; Target Maturities Trust: 2010, Target Maturities Trust:
     2015, Target Maturities Trust: 2020, and Target Maturities Trust: 2025, all
     portfolios of American Century Target Maturities Trust (each an "Advisor
     Fund" and together the "Advisor Funds").

Shareholders of record as of the close of business on April 13, 2007 are entitled to vote at the Meeting and any adjournments or postponements thereof.
Shareholders of each of the Issuers will vote separately on Proposal 1. Holders of Advisor Class shares of each of the Advisor Funds will vote separately on
Proposal 2.

In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. However, if the Meeting is adjourned for more than sixty days from the date of the Meeting, then the Funds are required to send a new notice to shareholders of American Century California
Tax-Free and Municipal Funds, American Century International Bond Funds,
American Century Investment Trust, American Century Government Income Trust,
American Century Municipal Trust and American Century Target Maturities Trust.
If the Meeting is adjourned for more than ninety days, then the Funds are required to send a new notice to shareholders of American Century Quantitative
Equity Funds, Inc. and American Century Variable Portfolios II, Inc. Any
adjournment of the Meeting for the further solicitation of proxies for a
Proposal will require the affirmative vote of a majority of the total number of shares of the relevant Issuer or class, as applicable, that are present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any Proposal on which there is a quorum present prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Prosposal(s).

By Order of the Boards of Trustees/Directors of the Funds,

Ward D. Stauffer
Secretary
April 13, 2007

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            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                       AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                 AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                4500 Main Street
                          Kansas City, Missouri 64111
                         Telephone No.: 1-800-345-2021

                                PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees/Directors (including, with respect to Proposal
1, the nominees to the Boards) (each a "Board" and collectively the "Boards") of the above-listed issuers (each an "Issuer" and together the "Issuers"). The
Boards are soliciting the proxies of shareholders of the Issuers for use in connection with a special meeting (the "Meeting") of shareholders that will be held at 10:30 a.m. on June 27, 2007 at 4500 Main Street, Kansas City, Missouri.
Each Issuer has one or more funds that are organized as series of the Issuer.
Hereafter, such funds will be collectively referred to as the "Funds." The
Meeting notice, this Proxy Statement and one or more proxy cards are being sent to shareholders of record as of the close of business on April 13, 2007 (the
"Record Date") beginning on or about April 16, 2007. Please read this Proxy
Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A copy of a Fund's most recent annual report and semiannual report may be obtained without charge by writing to, or calling, the applicable Fund at the address and telephone number listed above. If you have any questions regarding this Proxy Statement, please contact Automatic Data Processing, Inc. (ADP) at 1-877-256-6083.

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PROPOSAL 2: APPROVAL OF A CHANGE IN THE FEE STRUCTURE OF THE ADVISOR CLASS

Comparison of the Current Advisory Agreements

EXHIBITS
Equity Ownership Of Nominees . . . . . . . . . . . . . . . . . . . . . Exhibit A
Significant Shareholders . . . . . . . . . . . . . . . . . . . . . . . Exhibit B
Current and Pro Forma Advisory Fees . . . . . . . . . . . . . . . . . .Exhibit C

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                     SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a "Proposal" and together "the
Proposals") to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

                                                                     CLASSES
PROPOSAL               ISSUERS SOLICITED       FUNDS SOLICITED       SOLICITED
------------------------------------------------------------------------------
1.  To elect eight     All Issuers             All Funds              All
Trustees/Directors                                                    Classes
to the Board
of Trustees/
Directors
of each Issuer.
------------------------------------------------------------------------------
2.  To approve a       The Advisor             The Advisor           Advisor
change to the          Issuers:                Funds:                Class
Advisor Class fee
structure.
------------------------------------------------------------------------------
                       American Century        Ginnie Mae            Advisor
                       Government              Government            Class
                       Income Trust              Bond
                                               Inflation-
                                                 Adjusted Bond
                                               Short-Term
                                                 Government
------------------------------------------------------------------------------
                       American Century        International         Advisor
                       International Bond        Bond                Class
                       Funds
------------------------------------------------------------------------------
                       American Century        Diversified Bond      Advisor
                       Investment Trust        High-Yield            Class
                                               Prime Money
                                                 Market
------------------------------------------------------------------------------
                       American Century        Tax-Free Bond         Advisor
                       Municipal Trust                               Class
------------------------------------------------------------------------------
                       American Century        Disciplined           Advisor
                       Quantitative Equity       Growth              Class
                       Funds, Inc.             Equity Growth
                                               Global Gold
                                               Income & Growth
                                               Small Company
                                               Utilities
------------------------------------------------------------------------------
                       American Century        Target Maturities     Advisor
                       Target Maturities         Trust: 2010         Class
                       Trust                   Target Maturities
                                                 Trust: 2015
                                               Target Maturities
                                                 Trust: 2020
                                               Target Maturities
                                                 Trust: 2025
------------------------------------------------------------------------------

Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and are entitled to vote at any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on Proposal 1. Holders of Advisor Class shares of each of the Advisor Funds will vote separately on
Proposal 2.

The Boards recommend that you vote "FOR" each Proposal.

NOTE APPLICABLE ONLY TO AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.:

Shares of VP Inflation Protection, a series of American Century Variable
Portfolios II, Inc., are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to
Proposal 1, to elect eight directors of American Century Variable Portfolios II,
Inc., insurance company separate accounts, as shareholders of VP Inflation
Protection, will request voting instructions from the owners of variable life insurance policies and variable annuity contacts ("Variable Contract Owners") of the separate accounts, and will vote the accounts' shares in the Fund in accordance with the voting instructions received. Each separate account is required to vote its shares of the Fund in accordance with instructions received from Variable Contract Owners. Each separate account will vote shares of the
Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions.
Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract
Owners determining the outcome of the Proposal. Proposal 1 is the only proposal described in this Proxy Statement that relates to American Century Variable
Portfolios II, Inc.

The Boards recommend that you vote "FOR" each Proposal.

------

                                   PROPOSAL 1

                         ELECTION OF TRUSTEES/DIRECTORS

OVERVIEW AND RELATED INFORMATION

The Board of Trustees/Directors of each Issuer currently includes the following six (6) Trustees/Directors: John Freidenrich, Ronald J. Gilson, Kathryn A. Hall,
Myron S. Scholes, John B. Shoven and Jeanne D. Wohlers. Additionally, Peter F.
Pervere and Jonathan S. Thomas currently serve as advisory members to the
Boards. The current nominating members of the Boards have nominated the six
Trustees/Directors listed above, along with Mr. Pervere and Mr. Thomas, for election to the Boards. Hereafter the six (6) current members of the Boards listed above, along with Mr. Pervere and Mr. Thomas, will be referred to as the
"Trustees" or the "Nominees."(1) It is being proposed that the shareholders of each Issuer approve the Trustees. If approved by the shareholders, each Trustee of each Issuer will serve indefinitely until his or her death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not "interested persons" (hereinafter "Independent Trustees") as that term is defined in the Investment Company Act of 1940, as amended (the "1940
Act") is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining Independent Trustees.
Each Trustee currently oversees 43 Funds, which are all series of the Issuers.
Mr. Thomas oversees an additional 66 funds as an advisory board member for other
American Century funds.

Further information regarding each of the Nominees is provided below. Mr. Thomas is the only Nominee who is an "interested person" as that term is defined in the
1940 Act because he currently serves as President and Chief Executive Officer of
American Century Companies, Inc. The remaining Nominees are not "interested persons" under the 1940 Act and therefore will be referred to as "Independent
Trustees." The persons named as proxies on the enclosed proxy card(s) will vote for the election of all of the Nominees unless authority to vote for any or all of the Nominees is withheld.

All of the Nominees have consented to serve as trustees/directors, if elected.
In case a Nominee shall be unable or shall fail to act as a trustee/director by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend.

(1)  CERTAIN OF THE ISSUERS ARE ORGANIZED AS MASSACHUSETTS BUSINESS TRUSTS
     WHILE OTHERS ARE ORGANIZED AS MARYLAND CORPORATIONS. FOR CONVENIENCE
     PURPOSES ONLY, THE DIRECTORS OF THE ISSUERS ORGANIZED AS MARYLAND
     CORPORATIONS AND THE TRUSTEES OF THE ISSUERS ORGANIZED AS MASSACHUSETTS
     BUSINESS TRUSTS ARE BEING COLLECTIVELY REFERRED TO AS THE "TRUSTEES" OR
     THE "NOMINEES."

------

INFORMATION REGARDING THE NOMINEES

The following table presents additional information about the Nominees. The mailing address for each Nominee is 4500 Main Street, Kansas City, Missouri
64111.

INTERESTED NOMINEE
--------------------------------------------------------------------------------
JONATHAN S. THOMAS(1)

YEAR OF BIRTH: 1963

OFFICES WITH THE ISSUERS: Advisory Board Member and President

LENGTH OF TIME SERVED: Since 2007

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: President and Chief Executive
Officer, AMERICAN CENTURY COMPANIES, INC. ("ACC") (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
President, ACC (November 2005 to February 2007). Also serves as: President,
Chief Executive Officer and Director, AMERICAN CENTURY SERVICES, LLC ("ACS");
Executive Vice President, AMERICAN CENTURY INVESTMENT MANAGEMENT ("ACIM") and
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT ("ACGIM"); Director, ACIM, ACGIM,
ACIS AND OTHER ACC SUBSIDIARIES; Managing Director, MORGAN STANLEY (March 2000
to November 2005)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INDEPENDENT NOMINEES
--------------------------------------------------------------------------------
JOHN FREIDENRICH

YEAR OF BIRTH: 1937

OFFICES WITH THE ISSUERS: Trustee

LENGTH OF TIME SERVED: Since 2005

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Member and Manager, REGIS
MANAGEMENT COMPANY, LLC (April 2004 to present); Partner and Founder, BAY
PARTNERS (Venture capital firm, 1976 to present); Partner and Founder, WARE &
FREIDENRICH (1968 to present)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
RONALD J. GILSON

YEAR OF BIRTH: 1946

OFFICES WITH THE ISSUERS: Trustee and Chairman of the Board

LENGTH OF TIME SERVED: Since 1995

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Charles J. Meyers Professor of
Law and Business, STANFORD LAW SCHOOL (1979 to present); Marc and Eva Stern
Professor of Law and Business, COLUMBIA UNIVERSITY SCHOOL OF LAW (1992 to
present)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL

YEAR OF BIRTH: 1957

OFFICES WITH THE ISSUERS: Trustee

LENGTH OF TIME SERVED: Since 2001

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Co-Chief Executive Officer and
Chief Investment Officer, OFFIT HALL CAPITAL MANAGEMENT, LLC (April 2002 to
present); President and Managing Director, LAUREL MANAGEMENT COMPANY, L.L.C.
(1996 to April 2002)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
PETER F. PERVERE

YEAR OF BIRTH: 1947

OFFICES WITH THE ISSUERS: Advisory Board Member

LENGTH OF TIME SERVED: Since 2006

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Retired, formerly Vice
President and Chief Financial Officer, COMMERCE ONE, INC. (software and services provider)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, INTRAWARE INC.
--------------------------------------------------------------------------------

------

MYRON S. SCHOLES

YEAR OF BIRTH: 1941

OFFICES WITH THE ISSUERS: Trustee

LENGTH OF TIME SERVED: Since 1980

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Chairman, PLATINUM GROVE ASSET
MANAGEMENT, L.P.; Frank E. Buck Professor of Finance-Emeritus, STANFORD GRADUATE
SCHOOL OF BUSINESS (1981 to present)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DIMENSIONAL FUND ADVISORS
(investment advisor, 1982 to present); Director, CHICAGO MERCANTILE EXCHANGE
(2000 to present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN

YEAR OF BIRTH: 1947

OFFICES WITH THE ISSUERS: Trustee

LENGTH OF TIME SERVED: Since 2002

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Professor of Economics,
STANFORD UNIVERSITY (1973 to present)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, CADENCE DESIGN SYSTEMS (1992 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS

YEAR OF BIRTH: 1945

OFFICES WITH THE ISSUERS: Trustee

LENGTH OF TIME SERVED: Since 1984

PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS: Retired, Director and Partner,
WINDY HILL PRODUCTIONS, LP (educational software)

NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 43

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  MR. THOMAS WOULD BE AN "INTERESTED" TRUSTEE OF THE ISSUERS FOR
     PURPOSES OF THE 1940 ACT. MR. THOMAS IS THE PRESIDENT AND CHIEF EXECUTIVE
     OFFICER OF AMERICAN CENTURY COMPANIES, INC.

RESPONSIBILITIES OF THE BOARDS

The Boards oversee the management of the Issuers and the Funds and meet at least quarterly to review reports about Fund operations. Although the Boards do not manage the Funds, they have hired American Century Investment Management, Inc.
(the "Advisor") to do so. The Boards, in carrying out their fiduciary duty under the 1940 Act, are responsible for approving new and existing management contracts with the Advisor.

The Boards have the authority to manage the business of the Issuers on behalf of their investors, and they have all powers necessary or convenient to carry out that responsibility. Consequently, the Boards may adopt bylaws providing for the regulation and management of the affairs of the Issuers and may amend and repeal them to the extent that such bylaws do not reserve that right to the Issuers'
investors. They may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Issuers, to any committee of the Board and to any agent or employee of the Issuers or to any custodian, transfer agent, investor servicing agent or principal underwriter. Any determination as to what is in the interests of the Issuers made by the Trustees in good faith shall be conclusive. The Boards met ten times in 2006. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the
Board and the total number of meetings held by all committees of the Board on which the Trustee served, with the exception of Kathryn A. Hall who attended 72%
of such meetings. The Issuers do not have a policy that requires trustees to attend annual meetings of shareholders.

The Boards have a process for shareholders to send communications to the Boards.
To communicate with the Boards, or a member of the Boards, a shareholder should send a written communication addressed to the Board or member of the Board to the attention of the Corporate Secretary at the following address: P.O. Box
418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications actually received will be forwarded to the Board or member of the Board.

------

STANDING BOARD COMMITTEES

Each Board has an Audit and Compliance Committee which approves each Issuer's engagement of the independent registered public accounting firm and recommends approval of such engagement to the Independent Trustees and oversees the activities of the accounting firm. The Audit and Compliance Committee also receives reports concerning compliance affecting the Issuers and from the
Advisor's internal audit department. The Audit and Compliance Committee currently consists of Jeanne D. Wohlers, Ronald J. Gilson and Peter F. Pervere
(in an advisory capacity). The Audit and Compliance Committee met four times in
2006.

Each Board has a Corporate Governance Committee which is responsible for reviewing Board procedures and committee structures. The Corporate Governance
Committee also considers and recommends individuals for nomination as trustees, and may recommend the creation of new committees. The names of potential trustee candidates may be drawn from a number of sources, including recommendations from members of the Board, management (in the case of Interested Trustees only) and shareholders.

The Corporate Governance Committee does not have a charter; however, it follows a policy of considering all candidates recommended in writing by shareholders.
The Boards have not adopted a written policy because the Corporate Governance
Committee considers all candidates recommended in writing by shareholders.

Shareholders may submit trustee/director nominations in writing to the Corporate
Secretary, P.O. Box 418210, Kansas City, Missouri 64141-9210, or by email to
corporatesecretary@americancentury.com. The nomination should include the following information:

*  Shareholder's name, the fund name and number of fund shares owned and length of period held;

*  Name, age and address of the candidate;

*  A detailed resume describing, among other things, the candidate's educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

*  Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of trustees/directors in an election contest pursuant to Regulation 14A under the Securities Exchange
   Act of 1934;

*  Number of fund shares owned by the candidate and length of time held;

*  A supporting statement that (i) describes the candidate's reasons for seeking election to the Board and (ii) documents his/her qualifications to serve as a trustee/director; and

*  A signed statement from the candidate confirming his/her willingness to serve on the Board.

In identifying and evaluating nominees for trustee/director, the Corporate
Governance Committee will consider candidates recommended by a variety of sources, including incumbent trustees/directors, shareholders, investment advisor management and third party search firms. The Corporate Governance
Committee seeks to identify and recruit the best available candidates and will evaluate qualified shareholder nominees on the same basis as those identified through other sources. The Corporate Governance Committee evaluates each potential candidate's relevant qualifications, including, without limitation, the candidate's educational background, occupation, employment history, expertise and reputation. In addition, the candidate must demonstrate an ability and willingness to make the time commitment necessary to serve as an effective trustee/director.

The committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of Board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the
Board. The Corporate Governance Committee currently consists of Ronald J.
Gilson, John Freidenrich and John B. Shoven. The Corporate Governance Committee
met one time in 2006.

------

Each Board also has a Portfolio Committee and a Quality of Service Committee.
The Portfolio Committee reviews quarterly the investment activities and strategies used to manage the Funds' assets. The committee regularly receives reports from portfolio managers, credit analysts and other investment personnel concerning the Funds' investments. The Portfolio Committee currently consists of
Myron S. Scholes, John Freidenrich, and Kathryn A. Hall. The Portfolio Committee
met four times during 2006.

The Quality of Service Committee reviews the level and quality of transfer agent and administrative services provided to the Funds and their shareholders. It receives and reviews reports comparing those services to those of fund competitors and seeks to improve such services where feasible and appropriate.
The Quality of Service Committee currently consists of John B. Shoven and Ronald
J. Gilson. The Qualify of Service Committee met five times in 2006.

BOARD COMPENSATION

Each Independent Trustee receives compensation for service as a member of the
Boards, based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which the meetings are held. These fees and expenses are allocated among the Issuers based in part on their relative net assets. Under the terms of each management agreement with the Advisor, the Funds are responsible for paying such fees and expenses. For each Issuer's last fiscal year, each Issuer and the American Century family of funds paid the following amounts to Trustees:

                  FYE OF     JOHN         RONALD J.  KATHRYN  MYRON S.  JOHN B.  JEANNE D. PETER F.
ISSUER            ISSUER     FREIDENRICH  GILSON     A. HALL  SCHOLES   SHOVEN   WOHLERS   PERVERE(1)
-----------------------------------------------------------------------------------------------------
American Century  3/31/2006  $37,122      $39,216    $22,297  $25,260   $26,654  $23,899   N/A
Government
Income Trust
-----------------------------------------------------------------------------------------------------
American Century  3/31/2006  $13,127      $21,457    $12,405  $13,740   $14,364  $13,116   N/A
Investment Trust
-----------------------------------------------------------------------------------------------------
  Total                      $75,667      $127,125   $69,917  $80,667   $85,667  $75,667   N/A
  Compensation
  from American
  Century Family
  of Funds(2)
-----------------------------------------------------------------------------------------------------
American Century  5/31/2006  $7,246       $11,401    $6,921   $7,271    $7,445   $7,038    N/A
Municipal Trust
-----------------------------------------------------------------------------------------------------
  Total                      $59,583      $100,750   $52,583  $60,083   $63,833  $55,083   N/A
  Compensation
  from American
  Century Family
  of Funds(3)
-----------------------------------------------------------------------------------------------------
American Century  8/31/2006  $9,262       $15,187    $8,627   $9,426    $9,894   $9,206    N/A
California
Tax-Free and
Municipal Funds
-----------------------------------------------------------------------------------------------------
  Total                      $72,083      $125,500   $63,583  $74,333   $80,583  $71,416   N/A
  Compensation
  from American
  Century Family
  of Funds(4)
-----------------------------------------------------------------------------------------------------

(1)  MR. PERVERE WAS PAID AS AN ADVISORY BOARD MEMBER.

(2)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     3/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $127,125; MS. HALL, $69,917; MR.
     SCHOLES, $80,667; MR. SHOVEN, $85,667 AND MS. WOHLERS, $52,967.

(3)  INCLUDES COMPENSATION PAID BY THE EIGHT INVESTMENT COMPANIES OF THE
     AMERICAN CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     5/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $100,750; MS. HALL, $52,583; MR.
     SCHOLES, $60,083; MR. SHOVEN, $63,833; AND MS. WOHLERS, $38,558.

(4)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     8/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $125,500; MS. HALL, $63,583; MR.
     SCHOLES, $74,333; MR. SCOTT, $6,333; MR. SHOVEN, $80,583; AND JEANNE
     WOHLERS, $49,991.

------

                  FYE OF      JOHN         RONALD J.  KATHRYN  MYRON S.  JOHN B.  JEANNE D. PETER F.
ISSUER            ISSUER      FREIDENRICH  GILSON     A. HALL  SCHOLES   SHOVEN   WOHLERS   PERVERE(1)
------------------------------------------------------------------------------------------------------
American Century  9/30/2006   $7,602       $11,366    $6,911   $7,258    $7,460   $7,168    N/A
Target
Maturities
Trust
------------------------------------------------------------------------------------------------------
  Total                       $77,167      $133,875   $68,667  $79,417   $85,667  $76,500   N/A
  Compensation
  from American
  Century Family
  of Funds(2)
------------------------------------------------------------------------------------------------------
American Century  12/31/2006  $28,448      $48,614    $23,243  $29,910   $31,726  $26,216   $3,697
Quantitative
Equity
Funds, Inc.
------------------------------------------------------------------------------------------------------
American Century  12/31/2006  $12,105      $18,845    $11,459  $12,261   $12,480  $11,823   $475
International
Bond Funds
------------------------------------------------------------------------------------------------------
American Century  12/31/2006  $7,818       $12,008    $7,574   $7,883    $7,971   $7,718    $169
Variable
Portfolios
II, Inc.
------------------------------------------------------------------------------------------------------
  Total                       $100,250     $165,875   $86,750  $104,000  $108,750 $94,583   $9,500
  Compensation
  from American
  Century Family
  of Funds(3)
------------------------------------------------------------------------------------------------------

(1)  MR. PERVERE WAS PAID AS AN ADVISORY BOARD MEMBER.

(2)  INCLUDES COMPENSATION PAID BY THE INVESTMENT COMPANIES OF THE AMERICAN
     CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     9/30/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $133,875; MS. HALL, $68,667; MR.
     SCHOLES, $79,417; MR. SHOVEN, $85,667; AND MS. WOHLERS, $53,550.

(3)  INCLUDES COMPENSATION PAID BY THE EIGHT INVESTMENT COMPANIES OF THE
     AMERICAN CENTURY FAMILY OF FUNDS SERVED BY THIS BOARD FOR THE PERIOD ENDED
     12/31/2006. THE TOTAL AMOUNT OF DEFERRED COMPENSATION INCLUDED IN THE
     PRECEDING TABLE IS AS FOLLOWS: MR. GILSON, $165,875; MS. HALL, $52,583; MR.
     SCHOLES, $60,083; MR. SHOVEN, $63,833; AND MS. WOHLERS, $38,558.

NOTE:  NONE OF THE INTERESTED TRUSTEES OR OFFICERS OF THE FUNDS RECEIVES
COMPENSATION FROM THE FUNDS.

None of the Funds currently provides any pension or retirement benefits to the
Trustees.

The Issuers have adopted the American Century Mutual Funds' Independent
Directors' Deferred Compensation Plan. Under the plan, the Independent Trustees may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the Funds.

All deferred fees are credited to an account established in the name of the
Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American
Century funds that are selected by the Trustee. The account balance continues to fluctuate in accordance with the performance of the selected Fund or Funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of Funds from time to time.

No deferred fees are payable until such time as a Trustee resigns, retires or otherwise ceases to be a member of the Boards. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Trustee, all remaining deferred fee account balances are paid to the
Trustee's beneficiary or, if none, to the Trustee's estate.

The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have voluntarily funded their obligations. The rights of Trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Exhibit A to this Proxy Statement shows the dollar range the Nominees beneficially owned as of December 31, 2006 in the equity securities of any of the Funds, and, on an aggregate basis, equity securities of all of the Issuers.

------

BENEFICIAL OWNERSHIP OF AFFILIATES BY PROPOSED INDEPENDENT TRUSTEES

No Independent Trustee or his or her immediate family members beneficially owned shares of the Advisor, the principal underwriter of a Fund or any other person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter as of December 31, 2006.

OFFICERS

The following table presents certain information about the executive officers of the Issuers. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the Funds. The listed officers are interested persons of the Funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

               OFFICES WITH THE     PRINCIPAL OCCUPATION DURING
NAME           ISSUERS              THE PAST FIVE YEARS
-------------------------------------------------------------------------------------
Jonathan S.    Advisory Board       President and Chief Executive Officer,
Thomas         Member and           ACC (March 2007 to present); Chief
               President            Administrative Officer, ACC (February 2006
               since                to March 2007); Executive Vice President,
               2007                 ACC (November 2005 to February 2007).
                                    Also serves as: President, Chief Executive
                                    Officer and Director, AMERICAN CENTURY
                                    SERVICES, LLC ("ACS"); Executive Vice President,
                                    AMERICAN CENTURY INVESTMENT MANAGEMENT ("ACIM"),
                                    AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT
                                    ("ACGIM"); Director, ACIM, ACGIM, ACIS and other
                                    ACC subsidiaries; Managing Director, MORGAN
                                    STANLEY (March 2000 to November 2005)
-------------------------------------------------------------------------------------
Maryanne L.    Chief Compliance     Chief Compliance Officer, ACIM, ACGIM and
Roepke         Officer since        ACS (August 2006 to present); Assistant
               2006 and Senior      Treasurer, ACC (January 1995 to August
               Vice President       2006); and Treasurer and Chief Financial
               since 2000           Officer, various American Century funds
                                    (July 2000 to August 2006). Also serves
                                    as: Senior Vice President, ACS
-------------------------------------------------------------------------------------
Charles A.     Senior Vice          Attorney, ACC (February 1994 to present);
Etherington    President since      General Counsel, ACC (March 2007 to
               2006 and             present); Senior Vice President and General
               General              Counsel, ACIM, ACGIM, ACS and other ACC
               Counsel since        subsidiaries.
               2007
-------------------------------------------------------------------------------------
Robert J.      Vice President,      Vice President, ACS (February 2000 to
Leach          Treasurer and        present); and Controller, various American
               Chief Financial      Century funds (1997 to September 2006)
               Officer since
               2006
-------------------------------------------------------------------------------------
C. Jean        Controller           Vice President, ACS (February 2000 to
Wade           since                present)
               1996
-------------------------------------------------------------------------------------
Jon W.         Tax Officer          Chief Financial Officer and Chief
Zindel         since                Accounting Officer, ACC (March 2007 to
               2000                 present); Vice President, ACC (October
                                    2001 to present); Vice President, certain
                                    ACC subsidiaries (October 2001 to August
                                    2006); Vice President, Corporate Tax, ACS
                                    (April 1998 to August 2006). Also serves
                                    as: Chief Financial Officer, Chief Accounting
                                    Officer and Senior Vice President, ACIM,
                                    ACGIM, ACS, and other ACC subsidiaries;
                                    Chief Accounting Officer and Senior Vice
                                    President, ACIS
-------------------------------------------------------------------------------------

SHARE OWNERSHIP

As of March 21, 2007, each executive officer, Interested Trustee and Independent
Trustee individually, and the executive officers, Interested Trustees and
Independent Trustees as a group, owned beneficially less than 1% of the outstanding shares of each class. Please see Exhibit B for a list of those persons who, as of March 15, 2007, owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee and each Board selected the independent registered public accounting firm of PricewaterhouseCoopers LLP ("PwC") to serve as independent public accountants of the Issuers for their most recent fiscal years. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

------

FEES PAID TO PWC

The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the annual financial statements of the Funds and for other professional services for the fiscal years ended as indicated below were:

                                            AUDIT                     ALL
                             AUDIT          RELATED      TAX          OTHER
ISSUER                       FEES (A)       FEES (B)     FEES (C)     FEES (D)
----------------------------------------------------------------------------
American Century
California Tax-Free
and Municipal Funds
  08/31/2005                 $75,604        -            $12,286      -
----------------------------------------------------------------------------
  08/31/2006                 $88,961        -            $13,268      -
----------------------------------------------------------------------------
American Century
Government
Income Trust
  03/31/2005                 $86,551        -            $17,900      -
----------------------------------------------------------------------------
  03/31/2006                 $111,714       -            $22,331      -
----------------------------------------------------------------------------
American Century
Investment Trust
  03/31/2005                 $62,812        -            $11,111      -
----------------------------------------------------------------------------
  03/31/2006                 $77,260        -            $11,999      -
----------------------------------------------------------------------------
American Century
Target Maturities
Trust
  09/30/2005                 $74,740        -            $17,050      -
----------------------------------------------------------------------------
  09/30/2006                 $83,187        -            $24,732      -
----------------------------------------------------------------------------
American Century
Municipal Trust
  05/31/2005                 $69,555        -            $15,677      -
----------------------------------------------------------------------------
  05/31/2006                 $118,626       -            $20,431      -
----------------------------------------------------------------------------
American Century
Variable Portfolios
II, Inc.
  12/31/2005                 $18,110        -            $3,003       -
----------------------------------------------------------------------------
  12/31/2006                 $18,845        -            $3,003       -
----------------------------------------------------------------------------
American Century
Quantitative Equity
Funds, Inc.
  12/31/2005                 $147,150       -            $26,581      -
----------------------------------------------------------------------------
  12/31/2006                 $198,742       -            $33,789      -
----------------------------------------------------------------------------
American Century
International
Bond Funds
  12/31/2005                 $33,772        -            $4,670       -
----------------------------------------------------------------------------
  12/31/2006                 $24,847        -            $4,670       -
----------------------------------------------------------------------------

(a) Audit Fees

These fees relate to professional services rendered by PwC for the audits of the
Funds' annual financial statements or services normally provided by an independent public accountant in connection with statutory and regulatory filings or engagements. These services included the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange
Commission.

(b) Audit Related Fees

These fees relate to assurance and related services by PwC in connection with semi-annual financial statements.

(c) Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, and tax planning. These services relate to the review of the Funds'
federal and state income tax returns, review of excise tax calculations and returns, and a review of the Funds' calculations of capital gains and income distributions.

(d) All Other Fees

These fees relate to products and services provided by PwC other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees."

------

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee approves the engagement of the accountant prior to the accountant rendering any audit or non-audit services to the Issuers. The aggregate non-audit fees billed by PwC for services rendered to the Advisor and service affiliates for the years ended December 31, 2005 and December 31, 2006 were $100,000 and $253,580, respectively.

The Audit Committee considered and concluded that the provision of non-audit services to the Advisor and its affiliates that did not require pre-approval is compatible with maintaining PwC's independence.

SHAREHOLDER APPROVAL

Proposal 1, the election of the Trustees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of each Issuer will vote separately for the election of Trustees.
The shareholders of each Issuer will vote together as a single class and the voting power of the shares of each Fund that is a series of an Issuer will be counted together in determining the results of the voting for Proposal 1.

THE BOARDS RECOMMEND THAT THE SHAREHOLDERS VOTE TO ELECT EACH OF THE NOMINEES.

                                   PROPOSAL 2

APPROVAL OF A CHANGE IN THE FEE STRUCTURE OF THE ADVISOR CLASS SHARES OF THE
ADVISOR FUNDS

OVERVIEW AND RELATED INFORMATION

On December 8, 2006, the Boards approved a decrease of 25 basis points (0.25%)
in the Rule 12b-1 fee charged by the Advisor Class of the Advisor Funds while simultaneously approving, subject to shareholder approval, an increase of 25 basis points in the unified management fee for the Advisor Class of the Advisor
Funds, resulting in no change to the total expense ratios. The decrease in the
Rule 12b-1 fee and corresponding increase in the unified management fee are designed to move the fee for the provision of certain
recordkeeping/administrative services from the Rule 12b-1 fee to the unified management fee. The recordkeeping/administrative services, which include the provision of recordkeeping and related services that would otherwise be performed by the Fund's transfer agent, may be performed by financial intermediaries or by the Advisor or its affiliates. In circumstances in which the recordkeeping/administrative services are performed by financial intermediaries, the Advisor will pay such intermediaries all or part of the recordkeeping/administrative fee for performing the services. The recordkeeping/administrative services, which will not change, do not encompass distribution-related services. This modification will make the fee structure of the Advisor Class shares of the Advisor Funds more consistent with the other share classes of the American Century Funds. Any reimbursement paid to financial intermediaries for the provision of recordkeeping/administrative services will now be paid out of the unified management fee received by the Advisor and not the Rule 12b-1 fee.

CONSEQUENCES OF APPROVAL OF THE CHANGE IN FEE STRUCTURE

The proposed 25 basis point increase in the unified management fee is not expected to have any effect on the total expense ratio of the Advisor Class shares of the Advisor Funds. As previously noted, the 25 basis point increase in the unified management fee will be offset by a corresponding decrease of 25 basis points in the Rule 12b-1 fee. If shareholders do not approve the increase in the unified management fee, then the recordkeeping/administrative services fee will continue to be paid out of the Rule 12b-1 fee and the proposed decrease in the Rule 12b-1 fee will not take effect. If approved by shareholders, the current advisory contracts of the Advisor Funds will be amended to reflect the
25 basis point increase in the unified management fee. Hereafter, the amended contracts shall be referred to as the "New Advisory Agreements." If this
Proposal is not approved by one or more of the Advisor Classes of the Advisor
Funds, then American Century may elect not to proceed with the Proposal with respect to some or all of the Advisor Funds.

This Proposal is part of a larger set of initiatives designed to streamline
American Century's mutual fund offerings and better align them with investor buying preferences and market opportunities. As part of this larger set of initiatives, the Boards recently approved a proposal to reclassify the A Class shares of Diversified Bond, High-Yield and Prime Money Market as Advisor Class
shares of the same Funds, subject to the approval of the Change in Fee Structure
Proposal contained in this Proxy Statement. Pursuant to this reclassification, the current A Class shares would cease to exist; the Change in Fee Structure
Proposal contained in this Proxy Statement would take effect; such shares would be subject to a maximum 4.50% front-end sales load; and the Advisor Class shares would be renamed as A Class shares. However, the front-end sales load will not apply to current Advisor Class shareholders who purchase additional shares in the same accounts. Additionally, after the Advisor Class shares have been renamed as A Class shares, shareholders will be able to exchange their shares for A Class shares of other American Century Funds.

------

Also as part of this larger set of initiatives, the Boards recently approved a proposal to reclassify the Advisor Class shares of Tax-Free Bond and Utilities as Investor Class shares of the same Funds. Advisor Class shareholders of these
Funds will receive a separate proxy statement/prospectus describing this proposal in detail and will have an opportunity to vote on it. If approved by the Advisor Class shareholders of these two Funds, Advisor Class shares would cease to exist; the Change in Fee Structure Proposal contained in this Proxy
Statement would become moot; and therefore, even if approved, the Change In Fee
Structure Proposal would not take effect for Tax-Free Bond and Utilities.

Lastly, as part of this larger set of initiatives, it is anticipated that if the
Change in Fee Structure Proposal is approved, the Advisor Class shares of
International Bond, Disciplined Growth, Equity Growth, Global Gold, and Income
and Growth will be renamed as "A Class" shares. Additionally, it is anticipated that a maximum front-end sales load of 5.75%, or 4.50% in the case of
International Bond, will be imposed on the renamed A Class shares. However, the front-end sales load will not apply to current Advisor Class shareholders who purchase additional shares in the same accounts. Additionally, after the Advisor
Class shares have been renamed as A Class shares, shareholders will be able to exchange their shares for A Class shares of other American Century Funds.

INFORMATION REGARDING THE ADVISOR

American Century Investment Management, Inc. (the Advisor), located at 4500 Main
Street, Kansas City, Missouri 64111, is wholly owned by American Century
Companies, Inc. James E. Stowers, Jr. controls American Century Companies, Inc.
by virtue of his ownership of stock representing a majority of the total voting power. Maryanne L. Roepke, Jon W. Zindel, Charles A. Etherington, David H.
Reinmiller and Otis H. Cowan are all officers of the Funds and the Advisor, but are not directors of the Advisor, who own common stock of American Century
Companies, Inc.

The address for each officer and director of the Advisor is 4500 Main Street,
Kansas City, Missouri 64111. The following table lists the names, positions, and principal occupations of the directors and principal executive officers of the
Advisor:

                                          PRINCIPAL
NAME             POSITIONS                OCCUPATION
--------------------------------------------------------------------------------
Enrique          President, Chief         Chief Investment Officer
Chang            Executive Officer
                 and Chief
                 Investment
                 Officer
--------------------------------------------------------------------------------
James E          Director                 Founder, Co-Chairman, Director
Stowers, Jr.                              and Controlling Shareholder, ACC;
                                          Director, ACIM, ACGIM, ACS, ACIS and
                                          other ACC subsidiaries
--------------------------------------------------------------------------------
Jonathan         Director and             President and Chief Executive
S. Thomas        Executive Vice           Officer, ACC; President, Chief
                 President                Executive Officer, and Director, ACS;
                                          Director, ACIM, ACGIM, ACIS and other
                                          ACC subsidiaries
--------------------------------------------------------------------------------

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

The Advisor currently acts as each Advisor Fund's advisor pursuant to Advisory
Agreements (the "Current Advisory Agreements"). The following table lists the date of the Current Advisory Agreements, as well as the dates they were last submitted to a vote of the shareholders and the purpose of the shareholder vote for each Fund. Under the New Advisory Agreements, the Advisor will provide the same advisory services to the Advisor Funds as under the Current Advisory
Agreements except that the provision of recordkeeping/administrative services will now be provided for and paid for under the New Advisory Agreements.

                                  DATE
                                  CURRENT
                                  ADVISORY
                   CURRENT        AGREEMENT
                   ADVISORY       LAST              PURPOSE OF LAST
                   AGREEMENT      SUBMITTED TO      SUBMISSION TO
FUND               DATE           SHAREHOLDERS      SHAREHOLDERS
--------------------------------------------------------------------------------
Ginnie Mae         8/1/2006       7/30/1997         Approval of unified
                                                    management fee
--------------------------------------------------------------------------------
Government         8/1/2006       7/30/1997         Approval of unified
Bond                                                management fee
--------------------------------------------------------------------------------
Inflation-         8/1/2006       7/30/1997         Approval of unified
Adjusted                                            management fee
Bond
--------------------------------------------------------------------------------
Short-Term         8/1/2006       7/30/1997         Approval of unified
Government                                          management fee
--------------------------------------------------------------------------------
International      8/1/2006       7/30/1997         Approval of unified
Bond                                                management fee
--------------------------------------------------------------------------------
Diversified        8/1/2006       7/30/1997         Approval of unified
Bond                                                management fee
--------------------------------------------------------------------------------
High-Yield         8/1/2006       1/31/2003         Initial shareholder consent
--------------------------------------------------------------------------------
Prime              8/1/2006       7/30/1997         Approval of Management
Money                                               Agreement with ACIM
Market
--------------------------------------------------------------------------------
Tax-Free           8/1/2006       7/29/2005         Initial shareholder consent
Bond
--------------------------------------------------------------------------------
Disciplined        8/1/2006       9/30/2005         Initial shareholder consent
Growth
--------------------------------------------------------------------------------
Equity             8/1/2006       4/26/2004         Approval of Management
Growth                                              Agreement due to change in
                                                    domicile
--------------------------------------------------------------------------------

------

                              DATE CURRENT
                              ADVISORY
              CURRENT         AGREEMENT
              ADVISORY        LAST               PURPOSE OF LAST
              AGREEMENT       SUBMITTED TO       SUBMISSION
FUND          DATE            SHAREHOLDERS       TO SHAREHOLDERS
--------------------------------------------------------------------------------
Global        8/1/2006        4/26/2004          Approval of Management
Gold                                             Agreement due to change in
                                                 domicile
--------------------------------------------------------------------------------
Income        8/1/2006        4/26/2004          Approval of Management
& Growth                                         Agreement due to change in
                                                 domicile
--------------------------------------------------------------------------------
Small         8/1/2006        4/26/2004          Approval of Management
Company                                          Agreement due to change in
                                                 domicile
--------------------------------------------------------------------------------
Utilities     8/1/2006        4/26/2004          Approval of Management
                                                 Agreement due to change in
                                                 domicile
--------------------------------------------------------------------------------
Target        8/1/2006        7/30/1997          Approval of unified management
2010                                             fee
--------------------------------------------------------------------------------
Target        8/1/2006        7/30/1997          Approval of unified management
2015                                             fee
--------------------------------------------------------------------------------
Target        8/1/2006        7/30/1997          Approval of unified management
2020                                             fee
--------------------------------------------------------------------------------
Target        8/1/2006        7/30/1997          Approval of unified management
2025                                             fee
--------------------------------------------------------------------------------

COMPARISON OF THE CURRENT ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENTS

The terms of each New Advisory Agreement are identical to those of the corresponding Current Advisory Agreement, except for the management fees payable, which have been increased by 25 basis points to account for the transfer of the recordkeeping/administrative reimbursements from the Rule 12b-1 fee to the unified management fee, and the effective and termination dates. The
New Advisory Agreements will continue in effect from year to year if such continuance is approved for the Funds at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Please see Exhibit C for the current rate of compensation paid under the Current Advisory Agreements for each Advisor Fund and the pro forma fees to be paid under the New Advisory
Agreements after giving effect to the Change in Fee Structure Proposal.

ADVISORY SERVICES

The services to be provided by the Advisor to the Advisor Funds under the New
Advisory Agreements will be identical to those services that were provided by the Advisor under the Current Advisory Agreements except that the provision of recordkeeping/administrative services will now be provided for and paid for under the New Advisory Agreements. Both the Current Advisory Agreements and the
New Advisory Agreements provide that the Advisor will: (i) decide what securities to buy and sell for each Advisor Fund's portfolio and (ii) select brokers and dealers to carry out portfolio securities transactions for each
Advisor Fund.

EXPENSES

The provisions of the New Advisory Agreements regarding expenses are identical to the provisions of the Current Advisory Agreements. Under the terms of the
Current Advisory Agreements and the New Advisory Agreements, the Advisor will bear all expenses incurred by it in the performance of its responsibilities.
Each Advisor Fund is responsible for custody fees and other charges and expenses of each Advisor Fund's operations such as compensation of the Independent
Trustees, independent accountants and legal counsel of the Independent Trustees.

COMPENSATION

The following table shows the aggregate amount paid by each Fund under the unified management fee and Rule 12b-1 fee for 2006, and the aggregate amount that would have been paid if the proposed unified management fee and Rule 12b-1 fee had been in effect during 2006.

                                    NET $
                                    CHANGE
                                    AND
            UNIFIED     UNIFIED     NET %        RULE        RULE        NET           TOTAL
            MANAGEMENT  MANAGEMENT  CHANGE       12B-1       12B-1       DECREASE      NET
            FEE         FEE         IN UNIFIED   FEE         FEE         IN RULE       CHANGE
            BEFORE      AFTER       MANAGEMENT   BEFORE      AFTER       12B-1         IN
FUND        CHANGE      CHANGE      FEE          DECREASE    DECREASE    FEES          FEES
---------------------------------------------------------------------------------------------
Ginnie      $255,189    $456,601    $201,412     $402,824    $201,412    ($201,412)    $0
Mae
                                    78.93%
---------------------------------------------------------------------------------------------
Government  $107,722    $221,451    $113,729     $227,458    $113,729    ($113,729)    $0
Bond
                                    105.58%
---------------------------------------------------------------------------------------------
Inflation-  $1,088,021  $2,237,501  $1,149,480   $2,298,960  $1,149,480  ($1,149,480)  $0
Adjusted
Bond
                                    105.65%
---------------------------------------------------------------------------------------------
Short-Term  $115,993    $207,504    $91,511      $183,022    $91,511     ($91,511)     $0
Government
                                    78.89%
---------------------------------------------------------------------------------------------

------

                                       NET $
                                       CHANGE
                                       AND
               UNIFIED     UNIFIED     NET %        RULE        RULE        NET          TOTAL
               MANAGEMENT  MANAGEMENT  CHANGE       12B-1       12B-1       DECREASE     NET
               FEE         FEE         IN UNIFIED   FEE         FEE         IN RULE      CHANGE
               BEFORE      AFTER       MANAGEMENT   BEFORE      AFTER       12B-1        IN
FUND           CHANGE      CHANGE      FEE          DECREASE    DECREASE    FEES         FEES
-----------------------------------------------------------------------------------------------
International  $328,170    $473,291     $145,121    $290,242    $145,121    ($145,121)   $0
Bond
                                        44.22%
-----------------------------------------------------------------------------------------------
Diversified    $20,301     $34,138      $13,837     $27,674     $13,837     ($13,837)    $0
Bond
                                        68.16%
-----------------------------------------------------------------------------------------------
High-Yield     $2,478      $3,483       $1,005      $2,010      $1,005      ($1,005)     $0
                                        40.56%
-----------------------------------------------------------------------------------------------
Prime          $9,837      $17,458      $7,621      $15,242     $7,621      ($7,621)     $0
Money
Market
                                        77.47%
-----------------------------------------------------------------------------------------------
Tax-Free       $48         $100         $52         $104        $52         ($52)        $0
Bond
                                        108.33%
-----------------------------------------------------------------------------------------------
Disciplined    $4,326      $5,734       $1,408      $2,816      $1,408      ($1,408)     $0
Growth
                                        32.55%
-----------------------------------------------------------------------------------------------
Equity         $1,465,461  $2,341,585   $876,124    $1,752,248  $876,124    ($876,124)   $0
Growth
                                        59.78%
-----------------------------------------------------------------------------------------------
Global         $23,056     $36,841      $13,785     $27,570     $13,785     ($13,785)    $0
Gold
                                        59.79%
-----------------------------------------------------------------------------------------------
Income &       $2,902,457  $4,638,057   $1,735,600  $3,471,200  $1,735,600  ($1,735,600) $0
Growth
                                        59.80%
-----------------------------------------------------------------------------------------------
Small          $2,352,834  $3,304,540   $951,706    $1,903,412  $951,706    ($951,706)   $0
Company
                                        40.45%
-----------------------------------------------------------------------------------------------
Utilities      $21,460     $34,295      $12,835     $25,670     $12,835     ($12,835)    $0
                                        59.81%
-----------------------------------------------------------------------------------------------
Target         $18,806     $33,688      $14,882     $29,764     $14,882     ($14,882)    $0
Maturities
Trust: 2010
                                        79.13%
-----------------------------------------------------------------------------------------------
Target         $4,096      $7,338       $3,242      $6,484      $3,242      ($3,242)     $0
Maturities
Trust: 2015
                                        79.15%
-----------------------------------------------------------------------------------------------
Target         $32,720     $58,615      $25,895     $51,790     $25,895     ($25,895)    $0
Maturities
Trust: 2020
                                        79.14%
-----------------------------------------------------------------------------------------------
Target         $39,505     $70,783      $31,278     $62,556     $31,278     ($31,278)    $0
Maturities
Trust: 2025
                                        79.17%
-----------------------------------------------------------------------------------------------

ADVISORY SERVICES TO OTHER FUNDS

The following table provides information regarding mutual funds for which the
Advisor provides sub-advisory services and that have investment objectives and strategies that are similar to those of the Advisor Funds. All of the information below is provided for the calendar year ended December 31, 2006.

------

                                                                   EFFECTIVE
                                                                   MANAGEMENT
                                                                   FEE (AS A
                                                                   PERCENTAGE
                                               ACTUAL              OF AVERAGE
                        YTD AVERAGE            MANAGEMENT          DAILY NET
FUND                    NET ASSETS             FEE                 ASSETS)
-------------------------------------------------------------------------------
The following funds are managed (or in some cases, a particular slice of the assets of a fund is managed) pursuant to a similar investment strategy as Income & Growth.
-------------------------------------------------------------------------------
AST American            $372,676,038           $1,353,823          0.363%
Century
Income &
Growth Portfolio
-------------------------------------------------------------------------------
VALIC Core              $233,377,043           $1,007,807          0.432%
Value
-------------------------------------------------------------------------------
MML Income              $117,325,698           $507,792            0.430%
& Growth Fund
-------------------------------------------------------------------------------
Mainstay VP             $109,723,465           $433,669            0.395%
Income &
Growth Portfolio
-------------------------------------------------------------------------------
The following funds are managed (or in some cases, a particular slice of the assets of a fund is managed) pursuant to a similar investment strategy as Small Company.
-------------------------------------------------------------------------------
VALIC Small             $210,138,135(1)        $1,239,110          0.590%
Cap Fund
-------------------------------------------------------------------------------
GVIT Small              $172,018,143(1)        $1,030,820          0.599%
Company
Fund
-------------------------------------------------------------------------------
RiverSource             $104,159,772(1)        $636,446            0.611%
Small Cap
Equity Fund
-------------------------------------------------------------------------------
John Hancock            $91,068,808            $536,623            0.589%
Small Company
Fund
-------------------------------------------------------------------------------
John Hancock            $66,380,728            $390,963            0.589%
Small Company
Trust
-------------------------------------------------------------------------------

(1)  FUND ASSETS ARE MANAGED BY A NUMBER OF INVESTMENT MANAGERS. ONLY ASSETS
     OF THE FUND MANAGED BY THE ADVISOR ARE INCLUDED.

BASIS FOR THE BOARDS' APPROVAL OF THE NEW ADVISORY AGREEMENTS

At a meeting held on December 8, 2006, the Boards, including the Independent
Trustees, considered and approved the proposed increase to the unified management fee of the Advisor Class shares of the Advisor Funds and accordingly approved the New Advisory Agreements for each Advisor Fund. In approving the New
Advisory Agreements, the Boards considered the following factors:

*  that the increase in the unified management fee is being proposed in connection with a simultaneous decrease in the Rule 12b-1 fees of the Advisor
   Class;

*  that there is not expected to be any change in the total expense ratio of the Advisor Class as a result of the increase in the unified management fee;

*  that if the proposed New Advisory Agreements are approved by shareholders of the Advisor Class of International Bond, Disciplined Growth, Equity
   Growth, Global Gold, and Income and Growth, it is anticipated that the
   Advisor Class shares will be renamed A Class shares, and a front-end sales load would be added to the class; but would also result in the load being waived for the accounts of current shareholders of those Advisor Classes who purchase future A Class shares through the same accounts; and

*  that the increase in the unified management fee of the Advisor Class will make the class fee structure more consistent with the fee structure of other share classes of the American Century Funds and industry practices.

At the meeting, after considering all information presented, the Boards, including the Independent Trustees, approved each New Advisory Agreement and determined to recommend that shareholders approve the New Advisory Agreements.
No single factor was determinative in the Boards' analysis. The following summary describes the most important, but not all, of the factors considered by the Boards.

SERVICES TO BE PROVIDED

The Boards considered the services to be provided in consideration for the 25 basis point increase in the unified management fee. The Boards noted that the recordkeeping/administrative services provided in consideration for the 25 basis points would not change. Instead the recordkeeping/administrative services would now be paid as part of the unified management fee instead of the Rule 12b-1 fee.
The recordkeeping/administrative services, which include the provision of recordkeeping and related services that would otherwise be performed by the
Funds' transfer agent, may be performed by financial intermediaries or by the
Advisor or its affiliates. In circumstances in which the
recordkeeping/administrative services are performed by financial intermediaries, the Advisor will pay such intermediaries all or part of the
recordkeeping/administrative fee for performing the services.

------

COSTS AND PROFITABILITY

The Boards did not request any specific information regarding the costs of the services to be provided in consideration of the 25 basis point increase in the unified management fee because the Boards had previously reviewed the nature, scope and costs associated with the provision of the
recordkeeping/administrative services as part of its approval of the Rule 12b-1 plan on behalf of the Advisor Funds. The Boards had previously found the 25 basis point fee for recordkeeping/administrative services to be reasonable in light of the scope and nature of the services provided.

BENEFITS TO THE ADVISOR

The Boards considered the information presented regarding the benefits to the
Advisor from the increase in the unified management fee. The Boards noted that the 25 basis point increase in the unified management fee would be paid out by the Advisor to the financial intermediary providing the
recordkeeping/administrative services to the beneficial owner of the shares. The increased fee would only be retained by the Advisor to the extent that it was providing the recordkeeping/administrative services on behalf of shareholders.
Currently, the Advisor retains the fee only to the extent it provides the recordkeeping/administrative services on behalf of shareholders. Therefore, there would not be a change in the amount the Advisor retains.

ECONOMIES OF SCALE

The Boards considered that the total expense ratio of the Advisor Class would not change as a result of the increase in the unified management fee due to the corresponding decrease in the Rule 12b-1 fee. The Boards considered that it was necessary to pay financial intermediaries a fee for providing recordkeeping/administrative services to shareholders and that the payment of such a fee by the Advisor Funds could help them increase their assets and therefore potentially enable shareholders to realize future economies of scale.
The Boards recognized, however, that the proposal would not increase payments to financial intermediaries.

Additional information regarding the factors the Boards considered in their annual renewal of advisory contracts on behalf of the Advisor Funds can be found in the report to shareholders for each respective Advisor Fund. To request a report of an Advisor Fund please call the following number: 1-800-345-2021.

AFFILIATED BROKERAGE

American Century Investment Services Inc., the Funds' distributor, and the
Advisor are wholly owned, directly or indirectly, by ACC. JPMorgan Chase & Co.
(JPM) is an equity investor in ACC. The funds paid J.P. Morgan Securities Inc.
(JPMS), a subsidiary of JPM, the following brokerage commissions:

                                                                PERCENTAGE OF
                                        AGGREGATE               AGGREGATE
                                        AMOUNT OF               BROKERAGE
                                        COMMISSIONS             COMMISSIONS
                                        PAID TO                 PAID TO
                     FISCAL             AFFILIATED              AFFILIATED
FUND                 YEAR END           BROKERS                 BROKERS
--------------------------------------------------------------------------------
Global               12/31/06           $4,480                  0.46%
Gold
--------------------------------------------------------------------------------
Income &             12/31/06           $15,639                 0.47%
Growth
--------------------------------------------------------------------------------
Small                12/31/06           $9,443                  0.36%
Company
--------------------------------------------------------------------------------

SHAREHOLDER APPROVAL

Proposal 2, the approval of the change to the Advisor Class fee structure, must be approved in accordance with Section 15(a) of the 1940 Act, which requires the approval of the lesser of (i) more than 50% of the outstanding shares of the applicable class or (ii) 67% or more of the shares of that class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy. The shareholders of the Advisor Class of each of the
Advisor Funds will vote separately on Proposal 2.

THE TRUSTEES OF THE ADVISOR FUNDS RECOMMEND THAT THE SHAREHOLDERS OF THE ADVISOR
CLASS OF EACH ADVISOR FUND VOTE TO APPROVE THE CHANGE TO THE ADVISOR CLASS FEE
STRUCTURE.

OTHER INFORMATION

MEETINGS OF SHAREHOLDERS

The Funds are not required to hold annual shareholder meetings, unless required to do so in order to elect trustees/directors and for such other purposes as may be prescribed by law or the Funds' Declarations of Trust/Articles of
Incorporation. Special meetings of the shareholders may be called by the Boards for the purpose of taking action upon any other matter deemed by the Boards to be necessary or desirable. A meeting of the shareholders may be held at any place designated by the Boards. Written notice of any meeting is required to be given by the trustees/directors.

------

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards (including, with respect to Proposal 1, the Nominees to the Boards). Proxies may be solicited by officers of the Funds and the Advisor, as well as their affiliates, employees and agents. In addition, financial intermediaries may solicit the proxy of the beneficial owners of the shares. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. The Advisor or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with the Proposals of this Proxy Statement will be paid by American Century.
Such expenses include: (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e)
legal fees incurred in the preparation of the Proxy Statement; (f) solicitation costs; and (g) other related administrative or operational costs.

American Century Services, LLC, the transfer agent and administrator of the
Funds, has entered into a contract with ADP Investor Communication Services,
Inc. ("ADP") pursuant to which ADP will provide certain project management, telephone solicitation, and internet and telephonic voting services in addition to providing for the printing and mailing of the proxy statement. The fees to be paid to ADP by American Century Services, LLC under the contract are estimated to be $1.9 million in the aggregate.

DATE, TIME AND PLACE OF MEETING

The Meeting will be held on June 27, 2007 at 10:30 a.m., Central Time at the principal executive offices of American Century, 4500 Main Street, Kansas City,
Missouri 64111.

USE AND REVOCATION OF PROXIES

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the
Funds or by subsequently registering his or her vote by telephone or over the
Internet. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder of record present at the Meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Proposal(s). It is not anticipated that any matters other than the approval of the Proposals will be brought before the
Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

VOTING RIGHTS AND REQUIRED VOTES

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of each Issuer or Class must be present in person or by proxy, to constitute a quorum for purposes of voting on proposals relating to that Issuer or Class. Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Shareholders of each
Issuer vote separately on Proposal 1 (Election of Trustees/Directors). Holders
of Advisor Class shares of the Advisor Funds vote separately on Proposal 2
(Change in Advisor Class Fee Structure). Approval of Proposal 1 requires the approval of a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Approval of Proposal 2 requires the approval of the lesser of (i) more than 50% of the outstanding shares of the Advisor Class of the applicable Fund or (ii) 67% or more of the shares of that Class present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms holding shares of any of the funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Each Issuer or Class will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to any Proposal without further notice other than by announcement at the Meeting. Any adjournment of the Meeting for the further

------

solicitation of proxies for a Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. However, if the
Meeting is adjourned for more than sixty days, then the Funds are required to send a new notice to shareholders of American Century California Tax-Free and
Municipal Funds, American Century International Bond Funds, American Century
Investment Trust, American Century Government Income Trust, American Century
Municipal Trust and American Century Target Maturities Trust. If the Meeting is
adjourned for more than ninety days, then the Funds are required to send a notice to shareholders of American Century Quantitative Equity Funds, Inc. and
American Century Variable Portfolios II, Inc.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Only holders of record of shares of the Issuers at the close of business on
April 13, 2007 (the "Record Date") are entitled to vote on Proposal 1 at the
Meeting or any adjournment thereof. The following table sets forth the number of shares of each Issuer issued and outstanding and the number of votes entitled to be cast as of the close of business on March 15, 2007.

                                                              NUMBER OF
                                                              VOTES ENTITLED
                            SHARE           OUTSTANDING       TO BE CAST ($1
ISSUER                      CLASS           SHARES            EQUALS 1 VOTE)
--------------------------------------------------------------------------------
American Century
California Tax-Free
and Municipal Funds         All classes     657,085,460       2,172,148,596
--------------------------------------------------------------------------------
American Century
Government Income
Trust                       All classes     3,618,061,094     7,211,445,358
--------------------------------------------------------------------------------
American Century
International Bond
Funds                       All classes     111,400,390       1,545,562,833
--------------------------------------------------------------------------------
American Century
Investment Trust            All classes     3,318,050,652     4,495,619,879
--------------------------------------------------------------------------------
American Century
Municipal Trust             All classes     384,197,888       1,386,904,737
--------------------------------------------------------------------------------
American Century
Quantitative Equity
Funds, Inc.                 All classes     542,491,729       11,241,071,777
--------------------------------------------------------------------------------
American Century
Target Maturities Trust     All classes     14,595,581        963,565,025
--------------------------------------------------------------------------------
American Century
Variable Portfolios
II, Inc.                    All classes     51,827,536        529,617,347
--------------------------------------------------------------------------------

Only holders of record of shares of the Advisor Class of the Advisor Funds at the close of business on April 13, 2007 (the "Record Date") are entitled to vote on Proposal 2 at the Meeting or any adjournment thereof. The following table sets forth the number of shares of each Advisor Class of the Advisor Funds issued and outstanding and the number of votes entitled to be cast as of the close of business on March 15, 2007.

                                                              NUMBER OF
                                                              VOTES ENTITLED
                      SHARE               OUTSTANDING         TO BE CAST ($1
FUND NAME             CLASS               SHARES              EQUALS 1 VOTE)
--------------------------------------------------------------------------------
Ginnie Mae            Advisor Class       8,463,347           86,365,973
--------------------------------------------------------------------------------
Government            Advisor Class       3,838,195           40,250,474
Bond
--------------------------------------------------------------------------------
Inflation-            Advisor Class       39,504,204          427,320,874
Adjusted
Bond
--------------------------------------------------------------------------------
Short-Term            Advisor Class       2,870,672           26,912,948
Government
--------------------------------------------------------------------------------
International         Advisor Class       5,186,259           71,890,969
Bond
--------------------------------------------------------------------------------
Diversified           Advisor Class       357,392             3,595,854
Bond
--------------------------------------------------------------------------------
High-Yield            Advisor Class       124,849             808,763
--------------------------------------------------------------------------------
Prime Money           Advisor Class       4,032,129           4,032,795
Market
--------------------------------------------------------------------------------
Tax-Free              Advisor Class       33,627              363,666
Bond
--------------------------------------------------------------------------------
Disciplined           Advisor Class       82,834              957,824
Growth
--------------------------------------------------------------------------------
Equity                Advisor Class       17,572,895          438,821,343
Growth
--------------------------------------------------------------------------------
Global Gold           Advisor Class       320,965             5,890,890
--------------------------------------------------------------------------------
Income &              Advisor Class       20,865,325          666,434,682
Growth
--------------------------------------------------------------------------------
Small                 Advisor Class       35,705,750          353,595,695
Company
--------------------------------------------------------------------------------
Utilities             Advisor Class       343,805             5,814,694
--------------------------------------------------------------------------------
Target                Advisor Class       78,701              7,106,247
Maturities
Trust: 2010
--------------------------------------------------------------------------------
Target                Advisor Class       68,540              5,381,200
Maturities
Trust: 2015
--------------------------------------------------------------------------------
Target                Advisor Class       198,933             11,833,442
Maturities
Trust: 2020
--------------------------------------------------------------------------------
Target                Advisor Class       509,711             26,453,947
Maturities
Trust: 2025
--------------------------------------------------------------------------------

Exhibit B to this Proxy Statement lists those persons who, as of March 15, 2007, owned of record or beneficially 5% or more of the outstanding shares of any
Class of a Fund.

------

OTHER SERVICE PROVIDERS

American Century Services, LLC, 4500 Main Street, Kansas City, Missouri 64111,
an affiliate of the Advisor, serves as transfer agent and administrator of the
American Century Funds. American Century Investment Services, Inc., 4500 Main
Street, Kansas City, Missouri 64111, an affiliate of the Advisor, serves as distributor to the American Century Funds.

WHERE TO FIND ADDITIONAL INFORMATION

The Issuers are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in
accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Issuers, on behalf of the Funds, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street,
N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and
Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Issuers are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Funds, P.O. Box
418210, Kansas City, Missouri, 64141-9210, or by e-mail to
corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Issuers.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S)
AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
UNITED STATES.

------

EXHIBIT A

                          EQUITY OWNERSHIP OF NOMINEES

                                                             AGGREGATE DOLLAR
                                                             RANGE OF
                                                             EQUITY SECURITIES
                                                             IN ALL REGISTERED
                                                             INVESTMENT
                                                             COMPANIES
                                                             OVERSEEN OR
                                                             TO BE OVERSEEN
                                                             BY NOMINEE IN
                                                             FAMILY OF
NAME OF              FUND NAME/(DOLLAR RANGE                 INVESTMENT
NOMINEE              OF EQUITY SECURITIES IN FUND)*          COMPANIES
--------------------------------------------------------------------------------
John                 American Century                        $10,001-
Freidenrich          Investment Trust                        $50,000
                        Premium Money Market
                        ($10,001 - $50,000)
--------------------------------------------------------------------------------
Ronald J.            American Century                        More than
Gilson               California Tax-Free                     $100,000
                     and Municipal Funds
                        California High-Yield
                        Municipal
                        ($50,001-100,000)
                        California Tax-Free Bond
                        ($10,001-$50,000)
                        California Tax-Free
                        Money Market
                        (More than $100,000)
                     American Century
                     Government Income Trust
                        Capital Preservation Fund
                        ($50,001-$100,000)
                        Short-Term
                        Government Fund
                        (More than $100,000)
                     American Century
                     International Bond Funds
                        International Bond
                        ($1-$10,000)
                     American Century
                     Investment Trust
                        Diversified Bond
                        ($50,001-$100,000)
                        High-Yield Bond
                        ($1-$10,000)
                     American Century
                     Quantitative Equity
                     Funds, Inc.
                        Global Gold ($1-$10,000)
                        Equity Growth
                        (More than $100,000)
                        Small Company
                        ($10,001-$50,000)
                     American Century
                     Target Maturities Trust
                        Target 2025 ($1-$10,000)
--------------------------------------------------------------------------------
Kathryn              American Century                        More than
A. Hall              Quantitative Equity                     $100,000
                     Funds, Inc.
                        Income & Growth
                        (More than $100,000)
--------------------------------------------------------------------------------
Peter F.             None                                    None
Pervere
--------------------------------------------------------------------------------
Myron S.             American Century                        More than
Scholes              California Tax-Free                     $100,000
                     and Municipal Funds
                        California Tax-Free
                        Money Market ($1-10,000)
                     American Century
                     Government Income Trust
                        Capital Preservation Fund
                        ($10,001-$50,000)
                        Government Agency
                        Money Market Fund
                        ($10,001-$50,000)
                     American Century
                     Quantitative Equity
                     Funds, Inc.
                        Equity Growth
                        (More than $100,000)
                        Income & Growth
                        (More than $100,000)
                        Small Company
                        ($10,001-$50,000)
--------------------------------------------------------------------------------
John B.              American Century                        More than
Shoven               Quantitative Equity                     $100,000
                     Funds, Inc.
                        Income & Growth
                     (More than $100,000)
--------------------------------------------------------------------------------
Jonathan             American Century                        More than
S. Thomas            Investment Trust                        $100,000
                        High Yield ($1-$10,000)
                     American Century
                     Municipal Trust
                        Tax-Free Money Market
                        (More than $100,000)
                     American Century
                     Target Maturities Trust
                        Target 2020
                        ($10,001-$50,000)
--------------------------------------------------------------------------------
Jeanne D.            American Century                        More than
Wohlers              California Tax-Free                     $100,000
                     and Municipal Funds
                        California Tax-Free
                        Money Market
                        (More than $100,000)
                     American Century
                     Government Income
                     Trust
                        Government Agency
                        Money Market Fund
                        ($10,001-$50,000)
                     American Century
                     Quantitative Equity
                     Funds, Inc.
                        Equity Growth
                        (More than $100,000)
--------------------------------------------------------------------------------

*NOTE - FUNDS NOT LISTED ARE FUNDS IN WHICH NO SECURITIES ARE OWNED BY THE
NOMINEES.

------
A-1

EXHIBIT B

                            SIGNIFICANT SHAREHOLDERS

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                                            PERCENTAGE OF        PERCENTAGE OF
                                            OUTSTANDING          OUTSTANDING
FUND/                                       SHARES OWNED         SHARES OWNED
CLASS       SHAREHOLDER                     OF RECORD            BENEFICIALLY(1)
--------------------------------------------------------------------------------
California High-Yield Municipal
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.            25%                  0%
            San Francisco, California
--------------------------------------------------------------------------------
  A Class
            Charles Schwab & Co. Inc.       53%                  0%
            San Francisco, California

            MLPF&S Inc.                     12%                  0%
            Jacksonville, Florida
--------------------------------------------------------------------------------
  B Class
            MLPF&S Inc.                     20%                  0%
            Jacksonville, Florida

            Howard Tung and                 9%                   0%
            Rachel P. Tung
            Rcho Santa Fe, California

            Pershing LLC                    7%                   0%
            Jersey City, New Jersey

            American Enterprise             6%                   0%
            Investment Svcs
            Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
            MLPF&S Inc.                     47%                  0%
            Jacksonville, Florida
--------------------------------------------------------------------------------
California Limited-Term Tax-Free
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.            27%                  0%
            San Francisco, California

            National Inv Svcs Corp          9%                   0%
            New York, New York

            National Financial              7%                   0%
            Services Corp.
            New York, New York
--------------------------------------------------------------------------------
California Long-Term Tax-Free
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.            10%                  0%
            San Francisco, California
--------------------------------------------------------------------------------
California Tax-Free Bond
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co.            25%                  0%
            San Francisco, California
--------------------------------------------------------------------------------
California Tax-Free Money Market
--------------------------------------------------------------------------------
  Investor Class
            None
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY GOVERNMENT INCOME TRUST

                                           PERCENTAGE OF       PERCENTAGE OF
                                           OUTSTANDING         OUTSTANDING
FUND/                                      SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                     OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Capital Preservation
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
Ginnie Mae
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.       24%                 0%
           San Francisco, California
--------------------------------------------------------------------------------
  C Class
           None
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co. Inc.       35%                 0%
           San Francisco, California

           Saxon & Company                 10%                 0%
           Philadelphia, Pennsylvania

           American Century Serv Corp      9%                  0%
           Schwab-Moderately
           Aggressive
           Ginnie Mae Advisor Omnibus
           Kansas City, Missouri

           AMFO & Co                       9%                  0%
           Kansas City, Missouri
--------------------------------------------------------------------------------
Government Agency Money Market
--------------------------------------------------------------------------------
  Investor Class
           None
--------------------------------------------------------------------------------
  Advisor Class
           Patterson & Co                  8%                  0%
           FBO Contra Costa FCU 401K
           Charlotte, North Carolina

           Union Bank Trust                8%                  0%
           Nominee TS Keenan
           Relationship
           San Diego, California

           Patterson & Co                  7%                  0%
           FBO Pacific Mechanical
           Corporation 401K
           Charlotte, North Carolina

           Patterson & Co                  5%                  0%
           FBO Baycorr Packaging Inc.
           Charlotte, North Carolina
--------------------------------------------------------------------------------
Government Bond
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.       18%                 0%
           San Francisco, California

           USAA Investment                 13%                 0%
           Management Inc.
           San Antonio, Texas
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                           PERCENTAGE OF       PERCENTAGE OF
                                           OUTSTANDING         OUTSTANDING
FUND/                                      SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                     OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Government Bond
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co. Inc.       30%                 0%
           San Francisco, California

           National Financial              18%                 0%
           Services LLC
           New York, New York

           Mitra & Co.                     8%                  0%
           Milwaukee, Wisconsin

           Patterson & Co                  5%                  0%
           FBO Various Clients
           Charlotte, North Carolina

           Orchard Trust Company           5%                  0%
           Greenwood Village, Colorado

           AIG Federal Savings Bank        5%                  0%
           Trust County of Riverside
           Houston, Texas
--------------------------------------------------------------------------------
Inflation-Adjusted Bond
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.       27%                 0%
           San Francisco, California

           MLPF&S                          9%                  0%
           Jacksonville, Florida

           National Financial              9%                  0%
           Services Corporation
           New York, New York
--------------------------------------------------------------------------------
  Institutional Class
           State Street Bank               39%                 0%
           & Trust Co. TTEE
           FBO Towers Perrin
           Deferred PSP
           Westwood, Massachusetts

           Charles Schwab & Co. Inc.       23%                 0%
           San Francisco, California

           American Century Serv Corp      10%                 0%
           LIVESTRONG(TM)
           2025 Portfolio
           Inflation-Adjusted
           Bond Omnibus
           Kansas City, Missouri

           American Century Serv Corp      9%                  0%
           LIVESTRONG(TM)
           2015 Portfolio
           Inflation-Adjusted
           Bond Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co. Inc.       55%                 0%
           San Francisco, California

           National Financial              6%                  0%
           Services LLC
           New York, New York

           Nationwide Trust Company        6%                  0%
           Columbus, Ohio
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Short-Term Government
--------------------------------------------------------------------------------
  Investor Class
          Stowers Institute for               20%                0%
          Medical Research
          Kansas City, Missouri

          Stowers Institute for Resource      16%                0%
          Development, Inc.
          Kansas City, Missouri

          Stowers Research                    16%                0%
          Management, Inc.
          Kansas City, Missouri

          Biomed Valley Discoveries, Inc.     5%                 0%
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          National Financial                  31%                0%
          Services LLC
          New York, New York

          Nationwide Trust                    27%                0%
          Company FSB
          Columbus, Ohio

          Charles Schwab & Co. Inc.           20%                0%
          San Francisco, California

          Nationwide Insurance                16%                0%
          Company QPVA
          Columbus, Ohio
--------------------------------------------------------------------------------

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
International Bond
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co. Inc.         25%                0%
          San Francisco, California

          Citigroup Global Markets Inc.     18%                0%
          New York, NY

          National Financial                15%                0%
          Services Corp.
          New York, NY

          Pershing LLC                      6%                 0%
          Jersey City, New Jersey
--------------------------------------------------------------------------------
  Institutional Class
          SEI Private Trust Company         64%                0%
          Oaks, Pennsylvania

          American Century Serv. Corp.      9%                 9%
          My Retirement 2015 Portfolio
          Kansas City, MO

          Commerce FBO Mori & Co            7%                 0%
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co. Inc.         74%                0%
          San Francisco, California

          Smith Barney 401K                 5%                 0%
          Advisor Group Citigroup
          Institutional Trust
          Somerset, New Jersey
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY INVESTMENT TRUST

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS        SHAREHOLDER                      OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Core Plus
--------------------------------------------------------------------------------
  Investor Class
             American Century Investment      99.99%             99.99%
             Management, Inc.
             Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
             American Century Investment      100%               100%
             Management, Inc.
             Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
             American Century Investment      100%               100%
             Management, Inc.
             Kansas City, Missouri
--------------------------------------------------------------------------------
  B Class
             American Century Investment      100%               100%
             Management, Inc.
             Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
             American Century Investment      100%               100%
             Management, Inc.
             Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
             American Century Investment      100%               100%
             Management, Inc.
             Kansas City, Missouri
--------------------------------------------------------------------------------
Diversified Bond
--------------------------------------------------------------------------------
  Investor Class
             American Century Serv Corp       32%                32%
             One Choice Portfolio
             Moderate Omnibus
             Kansas City, Missouri

             American Century Serv Corp       19%                19%
             One Choice Portfolio
             Conservative Omnibus
             Kansas City, Missouri

             American Century Serv Corp       13%                13%
             One Choice Portfolio
             Aggressive Omnibus
             Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
             JPMorgan Chase                   21%                0%
             Bank Trustee
             Texas Health Retirement
             Program
             Kansas City, Missouri

             American Century Serv Corp       9%                 0%
             KPESP 2009 Moderate
             Premium Bond Omnibus
             Kansas City, Missouri

             American Century Serv Corp       8%                 0%
             KPESP Short Term
             Premium Bond Omnibus
             Kansas City, Missouri

             American Century Serv Corp       7%                 0%
             KPESP 2009 Aggressive
             Premium Bond Omnibus
             Kansas City, Missouri

             American Century Serv Corp       7%                 0%
             KPESP 2012 Moderate
             Premium Bond Omnibus
             Kansas City, Missouri

             American Century Serv Corp       6%                 0%
             KPESP 2012 Aggressive
             Premium Bond Omnibus
             Kansas City, Missouri

             American Century Serv Corp       5%                 0%
             KPESP 2015 Moderate
             Premium Bond Omnibus
             Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Diversified Bond
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co. Inc.         53%                0%
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          MLPF&S Inc.                       10%                0%
          Jacksonville, Florida

          American Enterprise               9%                 0%
          Investment Svcs
          Minneapolis, Minnesota

          American Enterprise               6%                 0%
          Investment Svcs
          Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
          Citigroup Global Markets Inc.     21%                0%
          New York, New York

          MLPF&S Inc.                       17%                0%
          Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
          American Century Investment       100%               100%
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          Saxon & Co.                       19%                0%
          Philadelphia, Pennsylvania

          Pershing LLC                      18%                0%
          Jersey City, New Jersey

          Reliance Trust Co.                10%                0%
          FBO Klauber Brothers
          Atlanta, Georgia

          Charles Schwab & Co. Inc.         7%                 0%
          San Francisco, California

          Reliance Trust Co Cust            7%                 0%
          FBO Avail Medical Products
          Atlanta, Georgia
--------------------------------------------------------------------------------
NT Diversified Bond
--------------------------------------------------------------------------------
  Institutional Class
          American Century Serv Port        36%                36%
          LIVESTRONG(TM) 2025
          Portfolio NT Diversified
          Bond Omnibus
          Kansas City, Missouri

          American Century Serv Corp        32%                32%
          LIVESTRONG(TM) 2015
          Portfolio NT Diversified
          Bond Omnibus
          Kansas City, Missouri

          American Century Serv Corp        14%                14%
          LIVESTRONG(TM) 2035
          Portfolio NT Diversified
          Bond Omnibus
          Kansas City, Missouri

          American Century Serv Corp        12%                12%
          LIVESTRONG(TM) Income
          Portfolio NT Diversified
          Bond Omnibus
          Kansas City, Missouri

          American Century Serv Corp        6%                 6%
          LIVESTRONG(TM) 2045
          Portfolio NT Diversified
          Bond Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
High-Yield
--------------------------------------------------------------------------------
  Investor Class
           American Century Serv Corp        29%                 29%
           One Choice Portfolio
           Aggressive Omnibus
           Kansas City, Missouri

           American Century Serv Corp        24%                 24%
           One Choice Portfolio
           Moderate Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
           American Century Serv Corp        34%                 34%
           LIVESTRONG(TM) 2025
           Portfolio High-Yield Omnibus
           Kansas City, Missouri

           American Century Serv Corp        29%                 29%
           LIVESTRONG(TM) 2015
           Portfolio High-Yield Omnibus
           Kansas City, Missouri

           American Century Serv Corp        12%                 12%
           LIVESTRONG(TM) 2035
           Portfolio High-Yield Omnibus
           Kansas City, Missouri

           American Century Serv Corp        11%                 11%
           LIVESTRONG(TM) Income
           Portfolio High-Yield Omnibus
           Kansas City, Missouri

           Trustees of American Century      8%                  0%
           P/S & 401K Savings
           Plan & Trust
           Kansas City, Missouri

           American Century Serv Corp        6%                  6%
           LIVESTRONG(TM) 2045
           Portfolio High-Yield Omnibus
           Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co. Inc.         71%                 0%
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           MLPF&S Inc.                       7%                  0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
           MLPF&S Inc.                       18%                 0%
           Jacksonville, Florida

           American Enterprise               6%                  0%
           Investment Svcs
           Minneapolis, Minnesota

           American Enterprise               6%                  0%
           Investment Svcs
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  R Class
           American Century Investment       99.92%              99.92%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
High-Yield
--------------------------------------------------------------------------------
  Advisor Class
           Riverside National                21%                 0%
           Bank & Trust
           Stuart, Florida

           LPL Financial Services            20%                 0%
           San Diego, California

           Pershing LLC                      7%                  0%
           Jersey City, New Jersey

           BISYS Retirement Svcs             6%                  0%
           Lakewood Construction
           Co PSP & DEF
           Denver, Colorado

           LPL Financial Services            5%                  0%
           San Diego, California
--------------------------------------------------------------------------------
High-Yield Bond
--------------------------------------------------------------------------------
  Investor Class
           Mason G. Ross and                 55%                 55%
           Julie H. Ross Jt Wros
           Milwaukee, Wisconsin

           I.R.A. Wayne R. Jakusz            12%                 12%
           New Hartford, Connecticut

           William A. McIntosh               6%                  6%
           Kenilworth, Illinois
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life          99.97%              99.97%
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A Class
           John Hancock Life Insurance       8%                  0%
           Company (USA)
           Toronto, Canada
--------------------------------------------------------------------------------
  B Class
           Pershing LLC                      5%                  0%
           Jersey City, New Jersey
--------------------------------------------------------------------------------
  C Class
           Pershing LLC                      51%                 0%
           Jersey City, New Jersey

           American Century Investment       26%                 26%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment       99%                 99%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Inflation Protection Bond
--------------------------------------------------------------------------------
  Investor Class
           Raymond James & Assoc Inc.        37%                 0%
           FBO Puma Investment
           St. Petersburg, Florida

           MLPF&S Inc.                       36%                 0%
           Jacksonville, Florida

           Pershing LLC                      14%                 0%
           Jersey City, New Jersey

           Charles Schwab & Co., Inc.        6%                  0%
           San Francisco, California
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS    SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Inflation Protection Bond
--------------------------------------------------------------------------------
  Institutional Class
         American Century Investment         66%               66%
         Management, Inc.
         Kansas City, Missouri

         Prudential Investment               34%               0%
         Mgmt Svc
         FBO Mutual Fund Clients
         Newark, New Jersey
--------------------------------------------------------------------------------
  A Class
         Charles Schwab & Co., Inc.          41%               0%
         San Francisco, California
--------------------------------------------------------------------------------
  B Class
         MLPF&S Inc.                         16%               0%
         Jacksonville, Florida

         Raymond James & Assoc Inc           6%                0%
         FBO Brooks IRA
         St. Petersburg, Florida
--------------------------------------------------------------------------------
  C Class
         MLPF&S Inc.                         49%               0%
         Jacksonville, Florida
--------------------------------------------------------------------------------
  R Class
         MG Trust Company Cust               60%               0%
         FBO General Distributing
         Company 401K
         Denver, Colorado

         American Century Investment         22%               22%
         Management, Inc.
         Kansas City, Missouri

         National Financial Services Corp    18%               0%
         New York, New York
--------------------------------------------------------------------------------
Premium Money Market
--------------------------------------------------------------------------------
  Investor Class
         American Century Serv Corp          8%                0%
         KPESP Short Term Prem
         Cap Reserve Omnibus
         Kansas City, Missouri

         National Financial Services Corp    6%                0%
         New York, New York
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
  Investor Class
         American Century Money              9%                0%
         Fund Settlement
         Jersey City, New Jersey
--------------------------------------------------------------------------------
  A Class
         None                                0%                0%
--------------------------------------------------------------------------------
  B Class
         AMS Contracts NDFI                  7%                0%
         Simp-IRA Kristi Marie Henne
         Corona, California

         Lewis Reicher Atty at Law           6%                6%
         IRA Sep Lewis Reicher
         Teaneck, New Jersey
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Prime Money Market
--------------------------------------------------------------------------------
  C Class
           First Clearing LLC                21%                 0%
           Ross E. Watson &
           Diana Watson JT TEN
           Tustin, California

           First Clearing LLC                15%                 0%
           Jacob B. Kriegsman IRA R/O
           Glen Allen, Virginia

           NFS LLC FEBO                      11%                 0%
           NFS/FMTC IRA-BDA
           NSPS Barbara D. Borchert
           Lee's Summit, Missouri

           First Clearing LLC                10%                 0%
           Karen Getz Living Trust
           Karen A. Getz TTEE UA DTD
           Glen Allen, Virginia

           Raymond James & Assoc. Inc.       7%                  0%
           FBO Freeman IRA
           St. Petersburg, Florida

           Pershing LLC                      7%                  0%
           Jersey City, New Jersey

           Raymond James & Assoc Inc.        6%                  0%
           FBO Kurkjian Rudolp
           St. Petersburg, Florida
--------------------------------------------------------------------------------
  Advisor Class
           EMJAYCO                           13%                 0%
           FBO Hanson Truss Inc
           401K Plan
           Milwaukee, Wisconsin

           EMJAYCO                           7%                  0%
           FBO Abstract Construction
           Co 401K Profit Sharing Plan
           Milwaukee, Wisconsin

           Reliance Trust Co Cust            6%                  0%
           FBO Actuarial Resources
           Corp 401K
           Atlanta, Georgia

           EMJAYCO                           5%                  0%
           FBO Cuisine Solutions Inc.
           401K Plan
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
Select Bond
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment       26%                 26%
           Management, Inc.
           Kansas City, Missouri

           Pershing LLC                      15%                 0%
           Jersey City, New Jersey

           William S. Wilkowski and          12%                 12%
           Norette J. Wilkowski Jt Wros
           Wind Lake, Wisconsin

           Melissa A. Rothe                  12%                 12%
           Menomonee Fls, Wisconsin

           I.R.A. - Rollover                 6%                  6%
           Lila M. Wuhrmann
           Franklin, Wisconsin

           I.R.A. - Roth Paul J. Mozina      5%                  5%
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Select Bond
--------------------------------------------------------------------------------
  Institutional Class
           Northwestern Mutual Life          99.92%              99.92%
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A Class
           Delaware Charter                  16%                 0%
           Guarantee & Tr
           FBO Various Qualified Plans
           Des Moines, Iowa

           Delaware Charter                  10%                 0%
           Guarantee & Trust
           FBO Principal Financial
           Group Omnibus Qualified
           Des Moines, Iowa
--------------------------------------------------------------------------------
  B Class
           None
--------------------------------------------------------------------------------
  C Class
           American Enterprise               40%                 0%
           Investment Svcs
           Minneapolis, Minnesota

           Pershing LLC                      26%                 26%
           Jersey City, New Jersey

           American Century Investment       19%                 19%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment       92%                 92%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Short Duration
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment       99.47%              99.47%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
           American Century Investment       100%                100%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
           American Century Investment       100%                100%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  B Class
           American Century Investment       100%                100%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
           American Century Investment       100%                100%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment       100%                100%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY MUNICIPAL TRUST

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS        SHAREHOLDER                      OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Arizona Municipal Bond
--------------------------------------------------------------------------------
  Investor Class
             Charles Schwab & Co., Inc.       28%                0%
             San Francisco, California
--------------------------------------------------------------------------------
  A Class
             Charles Schwab & Co., Inc.       45%                0%
             San Francisco, California

             American Enterprise              32%                0%
             Investment Svcs
             Minneapolis, Minnesota

             LPL Financial Services           15%                0%
             San Diego, California

             MLPF&S, Inc.                     7%                 0%
             Jacksonville, Florida
--------------------------------------------------------------------------------
  B Class
             First Clearing LLC               94%                0%
             Phyllis Bruner Turell Trust
             Phyllis Bruner Turell TTEE
             Glen Allen, Virginia

             American Century Investment      6%                 6%
             Management, Inc.
             Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
             MLPF&S, Inc.                     76%                0%
             Jacksonville, Florida

             Raymond James & Assoc. Inc.      11%                0%
             FBO FOGDE, F TR
             St. Petersburg, Florida

             American Enterprise              10%                0%
             Investment Svcs
             Minneapolis, Minnesota
--------------------------------------------------------------------------------
Florida Municipal Bond
--------------------------------------------------------------------------------
  Investor Class
             Charles Schwab & Co., Inc.       26%                0%
             San Francisco, California

             Phyllis S. Gunton                8%                 0%
             and WE Gunton TR
             PS Gunton Trust
             Naples, Florida

             Elmer L. Coombs Tr               5%                 0%
             Elmer L. Coombs Trust
             Weirsdale, Florida
--------------------------------------------------------------------------------
  A Class
             Charles Schwab & Co., Inc.       71%                0%
             San Francisco, California

             American Enterprise              10%                0%
             Investment Svcs
             Minneapolis, Minnesota

             MLPF&S, Inc.                     7%                 0%
             Jacksonville, Florida

             Raymond James & Assoc.           5%                 0%
             FBO Smith Stuart
             St. Petersburg, Florida
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Florida Municipal Bond
--------------------------------------------------------------------------------
  B Class
           American Enterprise               39%                 0%
           Investment Svcs
           Minneapolis, Minnesota

           American Enterprise               32%                 0%
           Investment Svcs
           Minneapolis, Minnesota

           American Century Investment       16%                 16%
           Management, Inc.
           Kansas City, Missouri

           Wells Fargo Investments LLC       6%                  0%
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
           MLPF&S, Inc.                      95%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
High-Yield Municipal
--------------------------------------------------------------------------------
  Investor Class
           MLPF&S, Inc.                      21%                 0%
           Jacksonville, Florida

           Charles Schwab & Co., Inc.        7%                  0%
           San Francisco, California

           National Inv Svcs Corp.           5%                  0%
           New York, New York
--------------------------------------------------------------------------------
  A Class
           Charles Schwab & Co., Inc.        69%                 0%
           San Francisco, California
--------------------------------------------------------------------------------
  B Class
           MLPF&S, Inc.                      34%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
           MLPF&S, Inc.                      51%                 0%
           Jacksonville, Florida
--------------------------------------------------------------------------------
Long-Term Tax-Free
--------------------------------------------------------------------------------
  Investor Class
           James R. Eben                     58%                 58%
           Milwaukee, Wisconsin

           William A. McIntosh               15%                 15%
           Kenilworth, Illinois

           Paulette A. Getschman             14%                 14%
           Greenfield, Wisconsin
--------------------------------------------------------------------------------
  Institutional Class
           Scotty LLC                        99.84%              0%
           Milwaukee, Wisconsin
--------------------------------------------------------------------------------
  A Class
           None
--------------------------------------------------------------------------------
  B Class
           Pershing LLC                      32%                 0%
           Jersey City, New Jersey
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS    SHAREHOLDER                         OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Long-Term Tax-Free
--------------------------------------------------------------------------------
  C Class
         American Century Investment         63%               63%
         Management, Inc.
         Kansas City, Missouri

         American Enterprise                 37%               0%
         Investment Svcs
         Minneapolis, Minnesota
--------------------------------------------------------------------------------
Tax-Free Bond
--------------------------------------------------------------------------------
  Investor Class
         Charles Schwab & Co., Inc.          34%               0%
         San Francisco, California

         National Financial                  11%               0%
         Services Corp.
         New York, New York
--------------------------------------------------------------------------------
  Institutional Class
         Charles Schwab & Co., Inc.          45%               0%
         San Francisco, California

         Raymond James & Assoc Inc.          24%               0%
         FBO Christensen Eri
         St. Petersburg, Florida

         Raymond James & Assoc Inc.          11%               0%
         FBO Pinkston Kennet
         St. Petersburg, Florida

         Raymond James & Assoc Inc.          6%                0%
         FBO Allen JP
         St. Petersburg, Florida
--------------------------------------------------------------------------------
  Advisor Class
         National Financial Services Corp    65%               0%
         New York, New York

         Tri-State Land Co Inc.              28%               0%
         Pittsburgh, Pennsylvania

         American Century Investment         7%                7%
         Management, Inc.
         Kansas City, Missouri
--------------------------------------------------------------------------------
Tax-Free Money Market
--------------------------------------------------------------------------------
  Investor Class
         American Century Money              6%                0%
         Fund Settlement
         Jersey City, New Jersey

         National Financial Services Corp    5%                0%
         New York, New York
--------------------------------------------------------------------------------

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

--------------------------------------------------------------------------------
Disciplined Growth
--------------------------------------------------------------------------------
  Investor Class
         Charles Schwab & Co. Inc.           8%                0%
         San Francisco, California

         Midwestern Roots                    6%                0%
         Assurance Company
         Burlington, Vermont
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Disciplined Growth
--------------------------------------------------------------------------------
  Institutional Class
          Trustees of American Century      63%                0%
          P/S & 401k Savings
          Plan & Trust
          Kansas City, Missouri

          JP Morgan Chase TR                26%                0%
          American Century Executive
          Def Comp Plan Trust
          Kansas City, Missouri

          American Century Investment       11%                11%
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
          American Century Investment       100%               100%
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  Advisor Class
          American Century Investment       60%                60%
          Management, Inc.
          Kansas City, Missouri

          Charles Schwab & Co., Inc.        40%                0%
          San Francisco, California
--------------------------------------------------------------------------------
Equity Growth
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co. Inc.         21%                0%
          San Francisco, California

          Massachusetts Mutual              7%                 0%
          Life Insurance Co.
          Springfield, Massachusetts
--------------------------------------------------------------------------------
  Institutional Class
          Northwestern Mutual Life          29%                0%
          Milwaukee, Wisconsin

          JPMorgan Chase Bank Trustee       17%                0%
          Bosch Savings Incentive Plan
          Kansas City, Missouri

          JP Morgan Chase Bank Trustee      16%                0%
          Phelps Dodge Employee
          Savings Plan
          Kansas City, Missouri

          Fidelity FIIOC TR                 6%                 0%
          FBO Certain Employee
          Benefit Plans
          Covington, Kentucky
--------------------------------------------------------------------------------
  C Class
          Delaware Charter                  8%                 0%
          Guarantee & Trust
          FBO Various Qualified Plans
          Des Moines, Iowa

          Delaware Charter Guarantee        8%                 0%
          & Trust
          FBO Principal FINL GRP
          Omnibqual
          Des Moines, Iowa
--------------------------------------------------------------------------------
  R Class
          EMJAYCO                           38%                0%
          FBO Shamrock Cabinet &
          Fixture Corp 401k
          Greenwood Village, Colorado

          Hartford Life Insurance Co        32%                0%
          Separate Account
          Hartford, Connecticut

          MG Trust Company Cust             12%                0%
          FBO Fairgrounds Family
          Physicians 401k
          Denver, Colorado

          Lynne Fagan Gwilym Parry          13%                0%
          Tessa Cholmondeley
          FBO Medical Associates
          of Reston 401K Plan
          Ridgeland, Mississippi
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                           PERCENTAGE OF       PERCENTAGE OF
                                           OUTSTANDING         OUTSTANDING
FUND/                                      SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                     OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Equity Growth
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co. Inc.       27%                 0%
           San Francisco, California

           Saxon & Co. FBO VI              10%                 0%
           Omnibus Account
           Philadelphia, Pennsylvania

           AMFO & Co.                      8%                  0%
           Kansas City, Missouri
--------------------------------------------------------------------------------
Global Gold
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.       16%                 0%
           San Francisco, California

           National Financial              6%                  0%
           Services Corp.
           New York, New York
--------------------------------------------------------------------------------
  Advisor Class
           Delaware Charter                28%                 0%
           Guarantee & Trust
           FBO Principal Fin Grp
           Omnibqual
           Des Moines, Iowa

           National Financial              11%                 0%
           Services Corp.
           New York, New York

           National Inv Svcs Corp.         8%                  0%
           New York, New York

           MG Trust Company Cust           8%                  0%
           FBO Radiology Consultants
           LTD Money Purchase
           Pension Plan
           Denver, Colorado
--------------------------------------------------------------------------------
Income & Growth
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.       11%                 0%
           San Francisco, California
--------------------------------------------------------------------------------
  Institutional Class
           UBATCO & Co                     21%                 0%
           FBO College Savings
           Plan of NE
           Lincoln, Nebraska

           JPMorgan Chase                  13%                 0%
           Bank Trustee
           Phelps Dodge Employee
           Savings Plan
           Kansas City, Missouri

           JPMorgan Chase                  9%                  0%
           Bank Trustee
           Allergan, Inc. Savings
           and Investment Plan
           Kansas City, Missouri

           JPMorgan Chase                  8%                  0%
           Bank Trustee
           Black & Veatch Employee
           Savings Plan
           Kansas City, Missouri

           Wells Fargo Bank NA             6%                  0%
           FBO BAE 401(K)
           AM CENT Income & GR
           Minneapolis, Minnesota

           JPMorgan Chase                  5%                  0%
           Bank Trustee
           Andrew P/S Trust
           Kansas City, Missouri

           Wells Fargo Bank NA             5%                  0%
           FBO Nuclear
           Management Co 401K
           Minneapolis, Minnesota
--------------------------------------------------------------------------------
  C Class
           Pershing LLC                    15%                 0%
           Jersey City, New Jersey
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Income & Growth
--------------------------------------------------------------------------------
  R Class
           MLPF&S                            77%                 0%
           Jacksonville, Florida

           MG Trust Company Cust             7%                  0%
           FBO Ronny S Market Inc.
           Denver, Colorado
--------------------------------------------------------------------------------
  Advisor Class
           Nationwide Insurance              17%                 0%
           Company QPVA
           Columbus, Ohio

           Nationwide Trust                  17%                 0%
           Company FSB
           Columbus, Ohio

           Wells Fargo Bank NA               8%                  0%
           Minneapolis, Minnesota

           American Express Trust Co.        6%                  0%
           FBO AmeriPrise Trust
           Retirement Service Plans
           Minneapolis, Minnesota

           State Street Bank FBO             6%                  0%
           ADP Daily Val
           North Quincy, Massachusetts
--------------------------------------------------------------------------------
International Core Equity
--------------------------------------------------------------------------------
  Investor Class
           American Century Investment       90%                 90%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  Institutional Class
           American Century Investment       100%                100%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
           American Century Investment       99.98%              99.98%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  B Class
           American Century Investment       99.78%              99.78%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  C Class
           American Century Investment       99.91%              99.91%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
           American Century Investment       100%                100%
           Management, Inc.
           Kansas City, Missouri
--------------------------------------------------------------------------------
Long-Short Equity
--------------------------------------------------------------------------------
  Investor Class
           MLPF&S                            43%                 0%
           Jacksonville, Florida

           Pershing LLC                      20%                 0%
           Jersey City, New Jersey

           National Financial                9%                  0%
           Services Corp.
           New York, New York

           Kurt C. Borgwardt and             6%                  6%
           Elizabeth S. Kopelman,
           JTWROS
           Palo Alto, California
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                            PERCENTAGE OF      PERCENTAGE OF
                                            OUTSTANDING        OUTSTANDING
FUND/                                       SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                       OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Long-Short Equity
--------------------------------------------------------------------------------
  Institutional Class
          National Financial                77%                0%
          Services Corp
          New York, New York

          Trustees of American Century      15%                0%
          P/S & 401k Savings Plan
          & Trust
          Kansas City, Missouri
--------------------------------------------------------------------------------
  A Class
          Charles Schwab & Co, Inc.         75%                0%
          San Francisco, California
--------------------------------------------------------------------------------
  B Class
          American Century Investment       30%                30%
          Management, Inc.
          Kansas City, Missouri

          MLPF&S                            10%                0%
          Jacksonville, Florida
--------------------------------------------------------------------------------
  C Class
          MLPF&S                            62%                0%
          Jacksonville, Florida

          American Century Investment       9%                 9%
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
  R Class
          American Century Investment       99.98%             99.98%
          Management, Inc.
          Kansas City, Missouri
--------------------------------------------------------------------------------
NT Equity Growth
--------------------------------------------------------------------------------
  Institutional Class
          American Century Serv Port        34%                34%
          LIVESTRONG(TM) 2025 Portfolio
          NT Equity Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp        25%                25%
          LIVESTRONG(TM) 2015 Portfolio
          NT Equity Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp        19%                19%
          LIVESTRONG(TM) 2035 Portfolio
          NT Equity Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp        13%                13%
          LIVESTRONG(TM) 2045 Portfolio
          NT Equity Growth Omnibus
          Kansas City, Missouri

          American Century Serv Corp        9%                 9%
          LIVESTRONG Income Portfolio
          NT Equity Growth Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------
NT Small Company
--------------------------------------------------------------------------------
  Institutional Class
          American Century Serv Port        41%                41%
          LIVESTRONG(TM) 2025 Portfolio
          NT Small Company Omnibus
          Kansas City, Missouri

          American Century Serv Corp        22%                22%
          LIVESTRONG(TM) 2035 Portfolio
          NT Small Company Omnibus
          Kansas City, Missouri

          American Century Serv Corp        17%                17%
          LIVESTRONG(TM) 2045 Portfolio
          NT Small Company Omnibus
          Kansas City, Missouri

          American Century Serv Corp        15%                15%
          LIVESTRONG(TM) 2015 Portfolio
          NT Small Company Omnibus
          Kansas City, Missouri

          American Century Serv Corp        5%                 5%
          LIVESTRONG(TM) Income Portfolio
          NT Small Company Omnibus
          Kansas City, Missouri
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                            PERCENTAGE OF       PERCENTAGE OF
                                            OUTSTANDING         OUTSTANDING
FUND/                                       SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                      OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Company
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co. Inc.        13%                 0%
           San Francisco, California

           Wells Fargo Bank NA              10%                 0%
           FBO ITT Industries Inv
           & Savings
           For Salaried Employees
           Minneapolis, Minnesota

           Fidelity FIIOC TR                7%                  0%
           FBO Certain Employee
           Benefit Plans
           Covington, Kentucky

           Kenneth E. Goodman &             7%                  0%
           William B. Sparks TR
           Forest Laboratories Inc.
           Savings & PSP
           New York, New York
--------------------------------------------------------------------------------
  Institutional Class
           JPMorgan Chase Bank Trustee      18%                 0%
           Koch Industries Employee
           Savings Plan
           Kansas City, Missouri

           Fidelity FIIOC TR                11%                 0%
           FBO Certain Employee
           Benefit Plans
           Covington, Kentucky

           Nationwide Trust Company         9%                  0%
           FBO Participating
           Retirement Plans TPA-NTC
           Columbus, Ohio

           Wells Fargo Bank NA              8%                  0%
           FBO Mastercard Intl
           Pension Plan
           Minneapolis, Minnesota

           Citibank NA Trustee              7%                  0%
           FBO Rowan Companies
           Pension Plan
           New York, New York

           Wachovia Bank                    5%                  0%
           FBO Portfolio Strategies
           Cash Cash
           Charlotte, North Carolina
--------------------------------------------------------------------------------
  R Class
           MG Trust                         61%                 0%
           Lifecare Home Svcs of
           NW PA Retirement
           Denver, Colorado

           Charles Schwab & Co Inc          28%                 0%
           San Francisco, California

           Symetra Investment Services      10%                 0%
           Seattle, Washington
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                             PERCENTAGE OF     PERCENTAGE OF
                                             OUTSTANDING       OUTSTANDING
FUND/                                        SHARES OWNED      SHARES OWNED
CLASS       SHAREHOLDER                      OF RECORD         BENEFICIALLY(1)
--------------------------------------------------------------------------------
Small Company
--------------------------------------------------------------------------------
  Advisor Class
            John Hancock Life Ins Co. USA    27%               0%
            RPS Seg. Funds &
            Accounting ET-7
            Boston, Massachusetts

            Nationwide Trust Company FSB     27%               0%
            Columbus, Ohio

            American Century Serv Corp       7%                0%
            Schwab - Aggressive Small
            Company Advisor Omnibus
            Kansas City, Missouri

            American Century Serv Corp       6%                0%
            Schwab - Moderately
             Aggressive Small Company
            Advisor Omnibus
            Kansas City, Missouri

            Charles Schwab & Co. Inc.        5%                0%
            San Francisco, California

            Nationwide Insurance             5%                0%
            Company QPVA
            Columbus, Ohio
--------------------------------------------------------------------------------
Utilities
--------------------------------------------------------------------------------
  Investor Class
            Charles Schwab & Co. Inc.        22%               0%
            San Francisco, California

            National Financial               5%                0%
            Services Corp
            New York, New York
--------------------------------------------------------------------------------
  Advisor Class
            Charles Schwab & Co. Inc.        80%               0%
            San Francisco, California
--------------------------------------------------------------------------------

AMERICAN CENTURY TARGET MATURITIES TRUST

--------------------------------------------------------------------------------
Target 2010
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co.              13%                0%
           San Francisco, California
           National Financial                7%                 0%
           Services Corp.
           New York, New York
--------------------------------------------------------------------------------
  Advisor Class
           Charles Schwab & Co.              69%                0%
           San Francisco, California
--------------------------------------------------------------------------------
Target 2015
--------------------------------------------------------------------------------
  Investor Class
           Charles Schwab & Co.              34%                0%
           San Francisco, California
           National Financial                10%                0%
           Services Corp.
           New York, New York
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

                                              PERCENTAGE OF      PERCENTAGE OF
                                              OUTSTANDING        OUTSTANDING
FUND/                                         SHARES OWNED       SHARES OWNED
CLASS     SHAREHOLDER                         OF RECORD          BENEFICIALLY(1)
--------------------------------------------------------------------------------
Target 2015
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co., Inc.          73%                0%
          San Francisco, California

          Counsel Trust Co                    10%                0%
          FBO Brown & Dunn PC
          401K Plan
          Pittsburgh, Pennsylvania

          National Financial                  8%                 0%
          Services LLC
          New York, New York
--------------------------------------------------------------------------------
Target 2020
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co.                21%                0%
          San Francisco, California

          National Financial                  10%                0%
          Services Corp.
          New York, New York
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co.                59%                0%
          San Francisco, California

          MLPF&S                              11%                0%
          Jacksonville, Florida

          Mitra & Co.                         6%                 0%
          Milwaukee, Wisconsin
--------------------------------------------------------------------------------
Target 2025
--------------------------------------------------------------------------------
  Investor Class
          Charles Schwab & Co.                24%                0%
          San Francisco, California

          National Financial                  14%                0%
          Services Corp.
          New York, New York

          National Inv Svcs                   8%                 0%
          Corp Spec Cust
          New York, New York

          Pershing LLC                        6%                 0%
          Jersey City, New Jersey

          First National Bank in Pratt        5%                 0%
          Pratt, Kansas
--------------------------------------------------------------------------------
  Advisor Class
          Charles Schwab & Co.                45%                0%
          San Francisco California

          National Financial Services LLC     34%                0%
          New York, New York

          MG Trust Company Agent              7%                 0%
          for Frontier Trust Co
          TR Pinehurst Surgical
          Clinic PA Reti
          Fargo, North Dakota

          Wilmington Trust Comp TTEE          6%                 0%
          FBO Fairmount Minerals
          Ltd 401K Plan
          Wilmington, Delaware
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                             PERCENTAGE OF       PERCENTAGE OF
                                             OUTSTANDING         OUTSTANDING
FUND/                                        SHARES OWNED        SHARES OWNED
CLASS      SHAREHOLDER                       OF RECORD           BENEFICIALLY(1)
--------------------------------------------------------------------------------
VP Inflation Protection
--------------------------------------------------------------------------------
  Class I
           Lincoln National Life             62%                 0%
           Insurance Co.
           Fort Wayne, Indiana

           National Life of Vermont-         26%                 0%
           Sentinel Advantage
           Montpelier, Vermont
--------------------------------------------------------------------------------
  Class II
           American Enterprise               27%                 0%
           Life Insurance Company
           Minneapolis, Minnesota

           Nationwide Insurance Company      26%                 0%
           Columbus, Ohio

           Lincoln National Life             26%                 0%
           Insurance Co.
           Fort Wayne, Indiana

           Principal Life                    11%                 0%
           Insurance Company
           Des Moines, Iowa
--------------------------------------------------------------------------------

(1)  IF SHARES ARE REGISTERED IN AN INDIVIDUAL'S NAME OR IN THE NAME OF AN
     INTERMEDIARY FOR THE BENEFIT OF A NAMED PARTY, WE REPORT THESE SHARES AS
     BEING BENEFICIALLY OWNED. OTHERWISE, AMERICAN CENTURY HAS NO INFORMATION
     CONCERNING BENEFICIAL OWNERSHIP OF FUND SHARES.

------

EXHIBIT C

                      CURRENT AND PRO FORMA ADVISORY FEES

SHAREHOLDER FEES(1) (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                    PRO FORMA
                                                 ADVISOR            ADVISOR
                                                 CLASS              CLASS
--------------------------------------------------------------------------------
Maximum Sales Charge                             None               None(2)
(Load) Imposed on Purchases
   (as a percentage  of offering price)
--------------------------------------------------------------------------------
Maximum Deferred                                 None               None(3)
Sales Charge (Load)
   (as a percentage of the lower
   of the original offering price
   or redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange Fee                          None(4)            None(4)
   (as a percentage of amount
   redeemed/exchanged)
--------------------------------------------------------------------------------
Maximum Account                                  None               None
Maintenance Fee
--------------------------------------------------------------------------------

(1)  THE SHAREHOLDER FEES DESCRIBED IN THIS TABLE ONLY APLY TO
     INTERNATIONAL BOND, DIVERSIFIED BOND, HIGH-YIELD, PRIME MONEY MARKET,
     DISCIPLINED GROWTH, EQUITY GROWTH, GLOBAL GOLD AND INCOME & GROWTH.

(2)  IT IS ANTICIPATED THAT THIS CLASS WOULD BE SUBJECT TO A FRONT-END
     SALES CHARGE, BUT IT WILL NOT APPLY TO SHARES PURCHASED IN THE SAME
     ACCOUNTS.

(3)  INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A CONTINGENT
     DEFERRED SALES CHARGE OF 1.00% IF THE SHARES ARE REDEEMED WITHIN ONE YEAR
     OF THE DATE OF PURCHASE.

(4)  FOR GLOBAL GOLD, A 1% REDEMPTION FEE APPLIES TO SHARES HELD LESS THAN 60
     DAYS. THE FEE DOES NOT APPLY TO SHARES PURCHASED THROUGH REINVESTED
     DIVIDENDS OR CAPITAL GAINS.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                  DISTRIBUTION               TOTAL ANNUAL
                                    MANAGEMENT    AND SERVICE     OTHER      FUND OPERATING
ISSUER  FUND           CLASS        FEE           (12B-1) FEES    EXPENSES   EXPENSES
-------------------------------------------------------------------------------------------
ACGIT   Ginnie         Advisor      0.32%(1)      0.50%(2)        0.00%(3)   0.82%
        Mae            Class
                       --------------------------------------------------------------------
                       Pro Forma    0.57%(1)      0.25%(4)        0.00%(3)   0.82%
                       Advisor
                       Class
        -----------------------------------------------------------------------------------
        Government     Advisor      0.24%(1)      0.50%(2)        0.00%(3)   0.74%
        Bond           Class
                       --------------------------------------------------------------------
                       Pro Forma    0.49%(1)      0.25%(4)        0.00%(3)   0.74%
                       Advisor
                       Class
        -----------------------------------------------------------------------------------
        Inflation-     Advisor      0.24%(1)      0.50%(2)        0.00%(3)   0.74%
        Adjusted       Class
        Bond           --------------------------------------------------------------------
                       Pro Forma    0.49%(1)      0.25%(4)        0.00%(3)   0.74%
                       Advisor
                       Class
        -----------------------------------------------------------------------------------
        Short-Term     Advisor      0.32%(1)      0.50%(2)        0.00%(3)   0.82%
        Government     Class
                       --------------------------------------------------------------------
                       Pro Forma    0.57%(1)      0.25%(4)        0.00%(3)   0.82%
                       Advisor
                       Class
-------------------------------------------------------------------------------------------
ACIB    International  Advisor      0.57%(1)      0.50%(2)        0.00%(3)   1.07%
        Bond           Class
                       --------------------------------------------------------------------
                       Pro Forma    0.82%(1)      0.25%(4)        0.00%(3)   1.07%
                       Advisor
                       Class
-------------------------------------------------------------------------------------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR
     ARRANGING ALL SERVICES NECESSARY FOR THE FUND TO OPERATE. THE FEE SHOWN IS
     BASED ON ASSETS DURING THE FUND'S MOST RECENT FISCAL YEAR. THE FUND HAS A
     STEPPED FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE
     GENERALLY DECREASES AS ASSETS INCREASE AND INCREASES AS ASSETS DECREASE.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES. IN
     ADDITION, HALF OF THE ADVISOR CLASS 12B-1 FEE (0.25%) IS FOR ONGOING
     RECORDKEEPING AND ADMINISTRATIVE SERVICES PROVIDED BY FINANCIAL
     INTERMEDIARIES, WHICH WOULD OTHERWISE BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.

(3)  OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUND'S
     INDEPENDENT TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST, WERE
     LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

(4)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

------
C-1

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                  DISTRIBUTION             TOTAL ANNUAL
                                  MANAGEMENT      AND SERVICE    OTHER     FUND OPERATING
ISSUER  FUND          CLASS       FEE             (12B-1) FEES   EXPENSES  EXPENSES
-----------------------------------------------------------------------------------------
ACIT    Diversified   Advisor     0.36%(1)        0.50%(2)       0.01%(5)  0.87%
        Bond          Class
                      -------------------------------------------------------------------
                      Pro Forma   0.61%(1)        0.25%(4)       0.01%(5)  0.87%
                      Advisor
                      Class
-----------------------------------------------------------------------------------------
        High-Yield    Advisor     0.61%(1)(6)(7)  0.50%(2)       0.01%(5)  1.12%
                      Class
                      -------------------------------------------------------------------
                      Pro Forma   0.86%(1)        0.25%(4)       0.01%(5)  1.12%
                      Advisor
                      Class
-----------------------------------------------------------------------------------------
        Prime         Advisor     0.32%(1)(8)(9)  0.50%(2) (10)  0.02%(11) 0.84%
        Money         Class
        Market        -------------------------------------------------------------------
                      Pro Forma   0.57%(1)        0.25%(4)       0.02%(11) 0.84%
                      Advisor
                      Class
-----------------------------------------------------------------------------------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR
     ARRANGING ALL SERVICES NECESSARY FOR THE FUND TO OPERATE. THE FEE SHOWN IS
     BASED ON ASSETS DURING THE FUND'S MOST RECENT FISCAL YEAR. THE FUND HAS A
     STEPPED FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE
     GENERALLY DECREASES AS ASSETS INCREASE AND INCREASES AS ASSETS DECREASE.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES. IN
     ADDITION, HALF OF THE ADVISOR CLASS 12B-1 FEE (0.25%) IS FOR ONGOING
     RECORDKEEPING AND ADMINISTRATIVE SERVICES PROVIDED BY FINANCIAL
     INTERMEDIARIES, WHICH WOULD OTHERWISE BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.

(3)  OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUND'S
     INDEPENDENT TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST, WERE
     LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

(4)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

(5)  OTHER EXPENSES INCLUDE THE FEES AND EXPENSES OF THE FUND'S INDEPENDENT
     TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST.

(6)  FROM JULY 29, 2005 TO JULY 31, 2006, AMERICAN CENTURY VOLUNTARILY
     WAIVED A PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS
     WAIVER, THE MANAGEMENT FEE AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR
     ADVISOR CLASS WERE 0.55% AND 1.06%, RESPECTIVELY. THIS FEE WAIVER IS
     VOLUNTARY AND MAY BE REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY
     WITH?OUT NOTICE.

(7)  EFFECTIVE AUGUST 1, 2006, AMERICAN CENTURY VOLUNTARILY WAIVED A
     PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER, THE
     MANAGEMENT FEE AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR ADVISOR CLASS
     WILL BE 0.54% AND 1.05%, RESPECTIVELY. THIS FEE WAIVER IS VOLUNTARY AND MAY
     BE REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(8)  FROM JULY 29, 2005 TO JULY 31, 2006, AMERICAN CENTURY VOLUNTARILY
     WAIVED A PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS
     WAIVER, THE MANAGEMENT FEE AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR
     ADVISOR CLASS WERE 0.30% AND 0.82%, RESPECTIVELY. THIS FEE WAIVER IS
     VOLUNTARY AND MAY BE REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY
     WITHOUT NOTICE.

(9)  EFFECTIVE AUGUST 1, 2006, AMERICAN CENTURY VOLUNTARILY WAIVED A
     PORTION OF THE FUND'S MANAGEMENT FEE. TAKING INTO ACCOUNT THIS WAIVER, THE
     MANAGEMENT FEE AND TOTAL ANNUAL FUND OPERATING EXPENSES FOR ADVISOR CLASS
     WILL BE 0.27% AND 0.79%, RESPECTIVELY. THIS FEE WAIVER IS VOLUNTARY AND MAY
     BE REVISED OR TERMINATED AT ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE.

(10) AMERICAN CENTURY MAY VOLUNTARILY WAIVE THE RECEIPT OF ALL OR A PORTION
     OF THE 12B-1 FEE, OR MAY VOLUNTARILY AGREE TO BEAR FUND EXPENSES, TO ASSIST
     THE MANAGER'S EFFORTS TO MAINTAIN A $1.00 NET ASSET VALUE PER SHARE.
     VOLUNTARY FEE WAIVERS OR EXPENSE REIMBURSEMENTS MAY BE IMPOSED TO ENHANCE
     FHE FUND'S YIELD DURING PERIODS WHEN FUND OPERATING EXPENSES HAVE A
     SIGNIFICANT IMPACT ON THE FUND'S YIELD DUE TO LOW INTEREST RATES. ANY SUCH
     FEE WAIVER IS VOLUNTARY AND TEMPORARY, AND MAY BE REVISED OR TERMINATED AT
     ANY TIME BY AMERICAN CENTURY WITHOUT NOTICE. THERE IS NO GUARANTEE THAT THE
     FUND WILL MAINTAIN A $1.00 NET ASSET VALUE PER SHARE OR A POSITIVE YIELD.

(11) OTHER EXPENSES INCLUDE THE FEES AND EXPENSES OF THE FUND'S INDEPENDENT
     TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST AND PORTFOLIO
     INSURANCE.

------
C-2

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                               DISTRIBUTION            TOTAL ANNUAL
                                  MANAGEMENT   AND SERVICE   OTHER     FUND OPERATING
ISSUER  FUND          CLASS       FEE          (12B-1) FEES  EXPENSES  EXPENSES
-------------------------------------------------------------------------------------
ACMT    Tax-Free      Advisor     0.23%(1)     0.50%(2)      0.01%(5)  0.74%
        Bond          Class
                      ---------------------------------------------------------------
                      Pro Forma   0.48%(1)     0.25%(4)      0.01%(5)  0.74%
                      Advisor
                      Class
-------------------------------------------------------------------------------------
ACQEF   Disciplined   Advisor     0.77%(1)     0.50%(2)      0.00%(3)  1.27%
        Growth        Class
                      ---------------------------------------------------------------
                      Pro Forma   1.02%(1)     0.25%(4)      0.00%(3)  1.27%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Equity        Advisor     0.42%(1)     0.50%(2)      0.00%(3)  0.92%
        Growth        Class
                      ---------------------------------------------------------------
                      Pro Forma   0.67%(1)     0.25%(4)      0.00%(3)  0.92%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Global        Advisor     0.42%(1)     0.50%(2)      0.00%(3)  0.92%
        Gold          Class
                      ---------------------------------------------------------------
                      Pro Forma   0.67%(1)     0.25%(4)      0.00%(3)  0.92%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Income        Advisor     0.42%(1)     0.50%(2)      0.00%(3)  0.92%
        & Growth      Class
                      ---------------------------------------------------------------
                      Pro Forma   0.67%(1)     0.25%(4)      0.00%(3)  0.92%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Small         Advisor     0.62%(1)     0.50%(2)      0.00%(3)  1.12%
        Company       Class
                      ---------------------------------------------------------------
                      Pro Forma   0.87%(1)     0.25%(4)      0.00%(3)  1.12%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Utilities     Advisor     0.42%(1)     0.50%(2)      0.00%(3)  0.92%
                      Class
                      ---------------------------------------------------------------
                      Pro Forma   0.67%(1)     0.25%(4)      0.00%(3)  0.92%
                      Advisor
                      Class
-------------------------------------------------------------------------------------
ACTMT   Target        Advisor     0.31%(1)     0.50%(2)      0.01%(5)  0.82%
        2010          Class
                      ---------------------------------------------------------------
                      Pro Forma   0.56%(1)     0.25%(4)      0.01%(5)  0.82%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Target        Advisor     0.31%(1)     0.50%(2)      0.01%(5)  0.82%
        2015          Class
                      ---------------------------------------------------------------
                      Pro Forma   0.56%(1)     0.25%(4)      0.01%(5)  0.82%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Target        Advisor     0.31%(1)     0.50%(2)      0.01%(5)  0.82%
        2020          Class
                      ---------------------------------------------------------------
                      Pro Forma   0.56%(1)     0.25%(4)      0.01%(5)  0.82%
                      Advisor
                      Class
        -----------------------------------------------------------------------------
        Target        Advisor     0.31%(1)     0.50%(2)      0.01%(5)  0.82%
        2025          Class
                      ---------------------------------------------------------------
                      Pro Forma   0.56%(1)     0.25%(4)      0.01%(5)  0.82%
                      Advisor
                      Class
-------------------------------------------------------------------------------------

(1)  THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR
     ARRANGING ALL SERVICES NECESSARY FOR THE FUND TO OPERATE. THE FEE SHOWN IS
     BASED ON ASSETS DURING THE FUND'S MOST RECENT FISCAL YEAR. THE FUND HAS A
     STEPPED FEE SCHEDULE. AS A RESULT, THE FUND'S UNIFIED MANAGEMENT FEE RATE
     GENERALLY DECREASES AS ASSETS INCREASE AND INCREASES AS ASSETS DECREASE.

(2)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES. IN
     ADDITION, HALF OF THE ADVISOR CLASS 12B-1 FEE (0.25%) IS FOR ONGOING
     RECORDKEEPING AND ADMINISTRATIVE SERVICES PROVIDED BY FINANCIAL
     INTERMEDIARIES, WHICH WOULD OTHERWISE BE PAID BY THE ADVISOR OUT OF THE
     UNIFIED MANAGEMENT FEE. THE ADVISOR HAS REDUCED ITS UNIFIED MANAGEMENT FEE
     BY 0.25% FOR ADVISOR CLASS SHARES, BUT THE FEE FOR CORE INVESTMENT ADVISORY
     SERVICES IS THE SAME FOR ALL CLASSES.

(3)  OTHER EXPENSES, WHICH INCLUDE THE FEES AND EXPENSES OF THE FUND'S
     INDEPENDENT TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST, WERE
     LESS THAN 0.005% FOR THE MOST RECENT FISCAL YEAR.

(4)  THE 12B-1 FEE IS DESIGNED TO PERMIT INVESTORS TO PURCHASE SHARES
     THROUGH BROKER-DEALERS, BANKS, INSURANCE COMPANIES AND OTHER FINANCIAL
     INTERMEDIARIES. THE FEE MAY BE USED TO COMPENSATE SUCH FINANCIAL
     INTERMEDIARIES FOR DISTRIBUTION AND OTHER SHAREHOLDER SERVICES.

(5)  OTHER EXPENSES INCLUDE THE FEES AND EXPENSES OF THE FUND'S INDEPENDENT
     TRUSTEES AND THEIR LEGAL COUNSEL, AS WELL AS INTEREST.

------
C-3

NOTES

NOTES

NOTES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-BKT-53262       0704

                                              EZVOTE(SM) CONSOLIDATED PROXY CARD

                    THIS FORM IS YOUR EZVOTE CONSOLIDATED PROXY. IT REFLECTS ALL
                    OF YOUR ACCOUNTS  REGISTERED TO THE SAME SOCIAL  SECURITY OR
                    TAX I.D.  NUMBER AT THIS ADDRESS.  BY VOTING AND SIGNING THE
                    CONSOLIDATED  PROXY  CARD,  YOU  ARE  VOTING  ALL  OF  THESE
                    ACCOUNTS IN THE SAME MANNER AS INDICATED ON THE REVERSE SIDE
                    OF THE FORM.

                             AMERICAN CENTURY FUNDS
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS * AMERICAN CENTURY GOVERNMENT INCOME TRUST
AMERICAN CENTURY INTERNATIONAL BOND FUNDS * AMERICAN CENTURY INVESTMENT TRUST * AMERICAN CENTURY MUNICIPAL TRUST
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC. * AMERICAN CENTURY TARGET MATURITIES TRUST

KNOW ALL  PERSONS BY THESE  PRESENTS  that the  undersigned  shareholder  of the
above-referenced   Fund  (the  "Fund")  hereby   appoints  each  of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meeting  of  Shareholders  (the  "Meeting")  to be held on June 27,  2007 at the principal executive offices of the Trust/Corporation at 4500 Main Street, Kansas
City,  Missouri  64111,  at 10:30  a.m.  Central  Time,  and at any  adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT  THEREOF.  THIS PROXY
IS   SOLICITED   ON   BEHALF  OF  THE   BOARD  OF   TRUSTEES/DIRECTORS   OF  THE
TRUST/CORPORATION AND THE NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Trust/Corporation.  Joint  owners  should each sign  personally.  Trustees  and  other  fiduciaries  should indicate  the  capacity  in which they sign,  and where more
                    than  one  name   appears,   a  majority  must  sign.  If  a
                    corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                      MV EZ - DM

 IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

------------------------------------------ ------------------------------------- -----------------------------------------
         TO VOTE BY TELEPHONE            |          TO VOTE BY INTERNET        |            TO VOTE BY MAIL
                                         |                                     |
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.      |    the Consolidated Proxy Card at   | 2) Check the appropriate boxes on the
2) Call toll-free 1-888-221-0697         |    hand.                            |    reverse side.
3) Follow the simple instructions.       | 2) Log on to www.proxyweb.com       | 3) Sign and date the Consolidated Proxy
                                         | 3) Follow the simple instructions.  |    Card.
                                         |                                     | 4) Return the Proxy Card in the envelope
                                         |                                     |    provided.
------------------------------------------ ------------------------------------- -----------------------------------------

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

                                           INDIVIDUAL BALLOTS

                    On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your  accounts.  If you would  wish to vote each of these accounts  separately,  sign in the signature box below, mark each  individual  ballot to indicate  your vote,  detach the form at the  perforation  above and  return  the  individual ballots portion only.

                    NOTE: IF YOU CHOOSE TO VOTE EACH ACCOUNT SEPARATELY,  DO NOT
                    RETURN THE CONSOLIDATED PROXY CARD ABOVE.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Trust/Corporation.  Joint  owners  should each sign  personally.  Trustees  and  other  fiduciaries  should indicate  the  capacity  in which they sign,  and where more
                    than  one  name   appears,   a  majority  must  sign.  If  a
                    corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                     MV IND - DM

                                            EZVOTE(SM)   CONSOLIDATED PROXY CARD

After  careful  consideration,   the  Board  of  Trustees/Directors  unanimously
approved the proposals listed below and recommended that shareholders vote "for"
the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

1.   TO  ELECT  THE  FOLLOWING  NOMINEES  TO  THE  BOARD  OF             FOR      WITHHOLD    FOR ALL
     TRUSTEES/DIRECTORS.                                                 ALL        ALL       EXCEPT*

     (01) Jonathan S.  Thomas, (02) John Freidenrich,                   |   |      |   |       |   |
     (03) Ronald J. Gilson, (04)  Kathryn A.  Hall,
     (05) Peter F. Pervere, (06) Myron S. Scholes,
     (07) John B. Shoven, and (08) Jeanne D. Wohlers

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

 2.   FOR ADVISOR CLASS  SHAREHOLDERS  OF THE FOLLOWING FUNDS            FOR       AGAINST    ABSTAIN
      ONLY:

       Ginnie  Mae,  Government  Bond,   Inflation-Adjusted   Bond,
       Short-Term Government, International Bond, Diversified Bond,
       High-Yield,  Prime Money Market,  Tax-Free Bond, Disciplined
       Growth,  Equity Growth,  Global Gold, Income & Growth, Small
       Company,  Utilities,  Target Maturities Trust:  2010, Target
       Maturities  Trust:  2015,  Target  Maturities  Trust:  2020,
       Target Maturities Trust: 2025

       To  approve a change  in the fee  structure  of the  Advisor     |   |      |   |       |   |
       Class.

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                      MV EZ - DM

 IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

                               INDIVIDUAL BALLOTS
 NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------

                                                                     MV IND - DM

PLEASE  FILL IN  BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.                   | X |

INDIVIDUAL FORMS
NOTE:  IF YOU HAVE  USED THE  CONSOLIDATED  BALLOT,  DO NOT VOTE THE  INDIVIDUAL
BALLOTS BELOW.

-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------

KNOW ALL PERSONS BY THESE PRESENTS that the  shareholder of the referenced  Fund
(the  "Fund")  hereby  appoints  each  of  Charles  A.  Etherington,   David  H.
Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A. Nash,  collectively or individually,  as his or her  attorney-in-fact  and  proxy,  with  the  power of substitution  of each,  to vote and act with  respect to all shares of the Fund, which the shareholder is entitled to vote at the Special Meeting of Shareholders
(the "Meeting") to be held on June 27, 2007 at the principal  executive  offices of the Trust/ Corporation at 4500 Main Street,  Kansas City,  Missouri 64111, at
10:30 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT  THEREOF.  THIS PROXY
IS   SOLICITED   ON  BEHALF  OF  THE  BOARD  OF   TRUSTEES/   DIRECTORS  OF  THE
TRUST/CORPORATION AND THE NOMINEES THERETO.

-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------
                                                                         FOR      WITHHOLD    FOR ALL
1. Election of Directors.                                                ALL        ALL       EXCEPT*
   (See Nominee list on consolidated ballot.)
   *EXCEPT                                                              |   |      |   |       |   |
            -----------------------------------------
                                                                         FOR      AGAINST     ABSTAIN

2. To approve a change in the fee structure of the Advisor Class        |   |      |   |       |   |
-------------------------------------------------------------------------------------------------------

------------------------------------------ ------------------------------------- -------------------------------------------
          TO VOTE BY TELEPHONE           |          TO VOTE BY INTERNET        |            TO VOTE BY MAIL
                                         |                                     |
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement.
   proxy card below at hand.             |    the proxy card below at hand.    | 2) Check the appropriate boxes on the
2) Call toll-free 1-888-221-0697         | 2) Log on to www.proxyweb.com       |    proxy card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     |    provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                             AMERICAN CENTURY FUNDS

               AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL
                    FUNDS AMERICAN CENTURY GOVERNMENT INCOME
                 TRUST AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY TARGET MATURITIES TRUST

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

[FUND NAME PRINTS HERE]

KNOW ALL  PERSONS BY THESE  PRESENTS  that the  undersigned  shareholder  of the
above-referenced   Fund  (the  "Fund")  hereby   appoints  each  of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meeting  of  Shareholders  (the  "Meeting")  to be held on June 27,  2007 at the principal executive offices of the Trust/Corporation at 4500 Main Street, Kansas
City,  Missouri  64111,  at 10:30  a.m.  Central  Time,  and at any  adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT  THEREOF.  THIS PROXY
IS   SOLICITED   ON   BEHALF  OF  THE   BOARD  OF   TRUSTEES/DIRECTORS   OF  THE
TRUST/CORPORATION AND THE NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Trust/Corporation.  Joint  owners  should each sign  personally.  Trustees  and  other  fiduciaries  should indicate  the  capacity  in which they sign,  and where more
                    than  one  name   appears,   a  majority  must  sign.  If  a
                    corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                     MV 14A - DM

After  careful  consideration,   the  Board  of  Trustees/Directors  unanimously
approved the proposals listed below and recommended that shareholders vote "for"
the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

1.   TO  ELECT  THE  FOLLOWING  NOMINEES  TO  THE  BOARD  OF             FOR      WITHHOLD    FOR ALL
     TRUSTEES/DIRECTORS.                                                 ALL        ALL       EXCEPT*

     (01) Jonathan S. Thomas, (02) John Freidenrich,                    |   |      |   |       |   |
     (03) Ronald J. Gilson, (04) Kathryn A. Hall,
     (05) Peter F. Pervere, (06) Myron S. Scholes,
     (07) John B. Shoven, and (08) Jeanne D. Wohlers

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

2.   FOR ADVISOR CLASS  SHAREHOLDERS  OF THE FOLLOWING FUNDS             FOR       AGAINST    ABSTAIN
     ONLY:

     Ginnie  Mae,  Government  Bond,   Inflation-Adjusted   Bond,
     Short-Term Government, International Bond, Diversified Bond,
     High-Yield,  Prime Money Market,  Tax-Free Bond, Disciplined
     Growth,  Equity Growth,  Global Gold, Income & Growth, Small
     Company,  Utilities,  Target Maturities Trust:  2010, Target
     Maturities  Trust:  2015,  Target  Maturities  Trust:  2020,
     Target Maturities Trust: 2025

     To approve a change in the fee structure of the Advisor Class.     |   |      |   |       |   |

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                     MV 14A - DM

------------------------------------------ ------------------------------------- -------------------------------------------
          TO VOTE BY TELEPHONE           |          TO VOTE BY INTERNET        |             TO VOTE BY MAIL
                                         |                                     |
1) Read the Proxy Statement and have the | 1) Read the Proxy Statement and have| 1) Read the Proxy Statement.
   proxy card below at hand.             |    the proxy card at hand.          | 2) Check the appropriate boxes on the
2) Call toll-free 1-888-221-0697         | 2) Log on to www.proxyweb.com       |    proxy card on the reverse side.
3) Follow the simple instructions.       | 3) Follow the simple instructions.  | 3) Sign and date the proxy card.
                                         |                                     | 4) Return the proxy card in the envelope
                                         |                                     |    provided.
------------------------------------------ ------------------------------------- -------------------------------------------

                             AMERICAN CENTURY FUNDS

                        AMERICAN CENTURY MUNICIPAL TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

     PROXY FOR SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

[FUND NAME PRINTS HERE]

KNOW ALL  PERSONS BY THESE  PRESENTS  that the  undersigned  shareholder  of the
above-referenced   Fund  (the  "Fund")  hereby   appoints  each  of  Charles  A.
Etherington,  David H. Reinmiller,  Brian L. Brogan,  Otis H. Cowan and Janet A.
Nash,  collectively or individually,  as his or her  attorney-in-fact and proxy, with the power of  substitution  of each,  to vote and act with  respect  to all shares of the Fund,  which the  undersigned  is  entitled to vote at the Special
Meetings of  Shareholders  (the  "Meetings")  to be held on June 27, 2007 at the principal executive offices of the Trust/Corporation at 4500 Main Street, Kansas
City,  Missouri  64111,  at 10:30 a.m. and 11:30 a.m.  Central Time,  and at any
adjournments  thereof.  This is a  combined  proxy card for the  enclosed  proxy statement and proxy statement/prospectus.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETINGS OR ANY ADJOURNMENTS THEREOF. THIS PROXY
IS   SOLICITED   ON   BEHALF  OF  THE   BOARD  OF   TRUSTEES/DIRECTORS   OF  THE
TRUST/CORPORATION AND THE NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Trust/Corporation.  Joint  owners  should each sign  personally.  Trustees  and  other  fiduciaries  should indicate  the  capacity  in which they sign,  and where more
                    than  one  name   appears,   a  majority  must  sign.  If  a
                    corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                 MV N14/14A - DM

After  careful  consideration,   the  Board  of  Trustees/Directors  unanimously
approved the proposals listed below and recommended that shareholders vote "for"
the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF  TRUSTEES/DIRECTORS:  MEETING TO BE HELD AT             FOR      WITHHOLD    FOR ALL
     10:30 A.M.                                                          ALL        ALL       EXCEPT*

1.   To  elect  the  following  nominees  to  the  Board  of            |   |      |   |       |   |
     Trustees/Directors.

     (01) Jonathan S.  Thomas, (02) John Freidenrich,
     (03)  Ronald J. Gilson,  (04) Kathryn  A. Hall,
     (05)  Peter F. Pervere, (06) Myron S. Scholes,
     (07) John B. Shoven, and (08) Jeanne D. Wohlers

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED  REORGANIZATION:  MEETING  TO BE HELD AT 11:30             FOR      AGAINST     ABSTAIN
     A.M.
                                                                        |   |      |   |       |   |
1.   To  approve  an  agreement  and plan of  reorganization
     whereby  American  Century Arizona  Municipal Bond Fund
     will be reorganized  into the American Century Tax-Free
     Bond Fund.

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                      MNP1 - DM

After  careful  consideration,   the  Board  of  Trustees/Directors  unanimously
approved the proposals listed below and recommended that shareholders vote "for"
the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION OF  TRUSTEES/DIRECTORS:  MEETING TO BE HELD AT             FOR      WITHHOLD    FOR ALL
     10:30 A.M.                                                          ALL        ALL       EXCEPT*

1.   To  elect  the  following  nominees  to  the  Board  of            |   |      |   |       |   |
     Trustees/Directors.

     (01) Jonathan S.  Thomas, (02) John Freidenrich,
     (03) Ronald J. Gilson,  (04) Kathryn  A. Hall,
     (05) Peter F.  Pervere, (06) Myron S. Scholes,
     (07) John B. Shoven, and (08) Jeanne D. Wohlers

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

B.   PROPOSED  REORGANIZATION:  MEETING  TO BE HELD AT 11:30             FOR      AGAINST     ABSTAIN
     A.M.
                                                                        |   |      |   |       |   |
2.   To  approve  an  agreement  and plan of  reorganization
     whereby  American  Century Florida  Municipal Bond Fund
     will be reorganized  into the American Century Tax-Free
     Bond Fund.

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       MNP2 - DM

After  careful  consideration,   the  Board  of  Trustees/Directors  unanimously
approved the proposals listed below and recommended that shareholders vote "for"
the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION  OF  TRUSTEES/DIRECTORS  AND CHANGE IN ADVISOR             FOR      WITHHOLD    FOR ALL
     CLASS FEE STRUCTURE: MEETING TO BE HELD AT 10:30 A.M.               ALL        ALL       EXCEPT*

1.   To  elect  the  following  nominees  to  the  Board  of            |   |      |   |       |   |
     Trustees/Directors.

     (01) Jonathan S.  Thomas, (02) John Freidenrich,
     (03) Ronald J. Gilson,  (04) Kathryn  A. Hall,
     (05) Peter F.  Pervere, (06) Myron S. Scholes,
     (07) John B. Shoven, and (08) Jeanne D. Wohlers

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

                                                                         FOR      AGAINST     ABSTAIN
2.   ADVISOR CLASS FEE STRUCTURE: To approve a change in the
     fee structure of the Advisor Class.                                |   |      |   |       |   |

B.   PROPOSED RECLASSIFICATION:  MEETING TO BE HELD AT 11:30
     A.M.

3.   To  approve a  reclassification  of the  Advisor  Class            |   |      |   |       |   |
     shares of  American  Century  Tax-Free  Bond,  a series
     company of American Century  Municipal  Trust,  whereby
     all of the Advisor Class shares will be reclassified as
     Investor Class shares of the American  Century Tax-Free
     Bond Fund.

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       MNP3 - DM

After  careful  consideration,   the  Board  of  Trustees/Directors  unanimously
approved the proposals listed below and recommended that shareholders vote "for"
the proposals.

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

A.   ELECTION  OF  TRUSTEES/DIRECTORS  AND CHANGE IN ADVISOR             FOR      WITHHOLD    FOR ALL
     CLASS FEE STRUCTURE: MEETING TO BE HELD AT 10:30 A.M.               ALL        ALL       EXCEPT*

1.   To  elect  the  following  nominees  to  the  Board  of            |   |      |   |       |   |
     Trustees/Directors.

     (01) Jonathan S.  Thomas, (02) John Freidenrich,
     (03) Ronald J. Gilson,  (04) Kathryn  A. Hall,
     (05) Peter F.  Pervere, (06) Myron S. Scholes,
     (07) John B. Shoven, and (08) Jeanne D. Wohlers

     -------------------------------------------------------
     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

                                                                         FOR      AGAINST     ABSTAIN

2.   ADVISOR CLASS FEE STRUCTURE: To approve a change in the            |   |      |   |       |   |
     fee structure of the Advisor Class.

B.   PROPOSED RECLASSIFICATION:  MEETING TO BE HELD AT 11:30
     A.M.
                                                                        |   |      |   |       |   |
4.   To  approve a  reclassification  of the  Advisor  Class
     shares   of    American    Century    Utilities    Fund
     ("Utilities"),  a series  company of  American  Century
     Quantitative  Equity  Funds,  Inc.,  whereby all of the
     Advisor Class shares will be  reclassified  as Investor
     Class shares of Utilities.

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                       MNP4 - DM

                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2007

[FUND/INSURANCE CO NAME PRINTS HERE]

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned  shareholder of American
Century Variable  Portfolios II, Inc. (the "Corporation "), hereby appoints each of Charles A. Etherington,  David H. Reinmiller,  Brian L. Brogan, Otis H. Cowan
and Janet A. Nash, collectively or individually,  as his or her attorney-in-fact and proxy,  with the power of substitution of each, to vote and act with respect to all shares of the  Corporation,  which the undersigned is entitled to vote at the Special Meeting of Shareholders  (the "Meeting") to be held on June 27, 2007 at the  principal  executive  offices of the  Corporation  at 4500 Main  Street,
Kansas City,  Missouri 64111, at 10:30 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  IF THE PROXY IS PROPERLY  EXECUTED BUT NO
CHOICE IS INDICATED  AS TO AN ITEM,  THIS PROXY WILL BE VOTED  AFFIRMATIVELY  ON
SUCH MATTER. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT  THEREOF.  THIS PROXY
IS  SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE  CORPORATION  AND THE
NOMINEES THERETO.

                               Please complete, sign and return
                               this card as soon as  possible.

                               Dated
                                      -----------------------------------

                    ----------------------------------------------------------
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    |                                                         |
                    ----------------------------------------------------------
                    Signature(s) and Title(s), if applicable  (SIGN IN THE BOX)

                    Please sign this proxy  exactly as your name  appears on the books of the  Corporation.  Joint  owners  should  each sign personally.  Trustees and other fiduciaries  should indicate the  capacity  in which they  sign,  and where more than one name appears,  a majority must sign. If a corporation,  this signature should be that of an authorized officer who should state his or her title.

                                                                  AC MV PRY (SC)

                    PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR
                    BLUE INK OR NUMBER 2 PENCIL.
                    PLEASE DO NOT USE FINE POINT PENS.                | X |

After  careful  consideration,   the  Board  of  Directors  of  the  Corporation
unanimously approved the proposal listed below and recommended that shareholders vote "for" the proposal.

1.   TO  ELECT  THE  FOLLOWING  NOMINEES  TO  THE  BOARD  OF             FOR      WITHHOLD    FOR ALL
     DIRECTORS.                                                          ALL        ALL       EXCEPT*

     (01) Jonathan S. Thomas, (02) John Freidenrich,                    |   |      |   |       |   |
     (03) Ronald J. Gilson, (04) Kathryn A. Hall,
     (05) Peter F. Pervere, (06) Myron S. Scholes,
     (07) John B. Shoven, and (08) Jeanne D. Wohlers

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     *To  withhold   authority  to  vote  for  any   individual
      nominee(s), write the number(s) of the Nominee(s) above:

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

                                                                  AC MV PRY (SC)